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                           MASTER REPURCHASE AGREEMENT

                                  By and Among:

                         DEUTSCHE BANK SECURITIES INC.,

                        GEMINI SECURITIZATION CORP., LLC

                                   as Buyers,

                         DEUTSCHE BANK SECURITIES INC.,

                            as Agent for the Buyers,

                                       and

                           MORTGAGEIT HOLDINGS, INC.,

                                    as Seller

                            Dated as of May 12, 2006

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                                Table of Contents
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                                                                            Page
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EXHIBITS
--------

EXHIBIT A   MONTHLY CERTIFICATION
EXHIBIT B   FORM OF TRANSACTION NOTICE
EXHIBIT C   REPRESENTATIONS AND WARRANTIES RE: PURCHASED SECURITIES
EXHIBIT D   FORM OF BOND POWER
EXHIBIT E   FORM OF CONFIDENTIALITY AGREEMENT
EXHIBIT F   FORM OF REQUEST FOR RELEASE

                                       i

                                Table of Contents
                                -----------------
                                   (continued)

EXHIBIT G.........FORM OF TRANSMITTAL LETTER
EXHIBIT H.........FORM OF CERTIFICATE OF NON-FOREIGN STATUS
EXHIBIT I.........FORM OF INVESTMENT LETTER
EXHIBIT J.........FORM OF ERISA LETTER

SCHEDULES
---------

SCHEDULE 1........LEGAL PROCEEDINGS
SCHEDULE 2 .......LIST OF DELAWARE STATUTORY TRUSTS

                                       ii

                           MASTER REPURCHASE AGREEMENT

                                                        Dated as of May 12, 2006

BY AND AMONG:

DEUTSCHE BANK SECURITIES INC. ("DBSI"), and GEMINI SECURITIZATION CORP., LLC
("Gemini" and collectively with DBSI, the "Buyers" and individually a "Buyer");

DEUTSCHE BANK SECURITIES INC., as agent pursuant hereto ("Agent"); and

MORTGAGEIT HOLDINGS, INC., as seller (the "Seller").

1. APPLICABILITY.

         The parties may, from time to time in their sole, respective discretion, upon the terms and conditions set forth herein, agree to enter into transactions, in which Seller transfers to the Agent for the ratable benefit of the Buyers, Purchased Securities against the transfer of funds by Buyers to
Seller, with a simultaneous agreement, as set forth in this Agreement, by Buyers to cause the Agent to transfer to Seller such Purchased Securities at a date certain, against the transfer of funds by Seller to the Agent for the ratable benefit of the Buyers. Each such transaction shall be referred to herein as a
"Transaction", and, unless otherwise agreed in writing, shall be governed by this Agreement.

2. DEFINITIONS AND INTERPRETATION.

         (a) Defined Terms.

         "Account Control Agreement" shall mean that Securities Account Control
Agreement dated as of May 12, 2006, among Seller, Agent and Deutsche Bank AG,
New York Branch, as the same may be amended, modified or supplemented from time to time.

         "Additional Purchased Securities" shall have the meaning assigned thereto in Section 6(a) hereof.

         "Adjusted Tangible Net Worth" means consolidated Net Worth less goodwill, intangible assets and intercompany/interaffiliate receivables (each calculated in accordance with GAAP).

         "Affiliate" means, with respect to any specified Person, any other
Person controlling or controlled by or under common control with such specified
Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting equity, by contract or otherwise and the terms "controlling" and "controlled"
have meanings correlative to the meaning of "control".

         "Agent" means, Deutsche Bank Securities Inc. or any successor thereto.

         "Agreement" means this Master Repurchase Agreement, as it may be amended, supplemented or otherwise modified from time to time.

         "Bankruptcy Code" means Section 101 et seq. of Title 11 of the United
States Code, as amended.

         "Bond Power" means the bond power duly executed and delivered by Seller to Buyers together with a Purchased Security substantially in the form attached hereto as Exhibit D.

         "Book-Entry Securities" shall have the meaning assigned to such term in
Section 8(a) hereof.

         "Business Day" means any day other than (i) a Saturday or Sunday or
(ii) a day upon which the New York Stock Exchange or the Federal Reserve Bank of
New York is obligated by law or executive order to be closed.

         "Buyers' Margin Amount" means, with respect to any Transaction as of any date of determination, the amount obtained by application of Buyers' Margin
Percentage to the Repurchase Price for such Transaction as of such date.

         "Buyers' Margin Percentage" means, with respect to any Transaction as of any date of determination, a percentage equal to the decimal equivalent of 1 divided by the Pricing Percentage. By way of example only, the Buyers' Margin
Percentage would be 125% if the Pricing Percentage equaled 80% (1/0.0080=125).

         "Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such
Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Cash Equivalents" shall mean any of the following: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United
States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody's Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d)
repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition; or
(g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

         "Certificate Paying Agent" shall mean, with respect to a Purchased
Security, the Certificate Paying Agent designated as such in the related
Governing Agreements.

         "Certificate Registrar" shall mean, with respect to a Purchased
Security, the Certificate Registrar designated as such in the related Governing
Agreements.

         "Change in Control" shall mean the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of
Rule 13d-3 of the Securities and Exchange

                                      -2-

Commission under the Securities Exchange Act of 1934) of outstanding shares of voting stock of Seller at any time if after giving effect to such acquisition such Person or Persons owns fifty percent (50%) or more of such outstanding voting stock.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by Buyers (or any Affiliate of Buyers) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commercial Paper Notes" shall mean the short-term promissory notes issued by Gemini having an original term to maturity of 270 days or less
(including the date of issuance thereof).

         "Confirmed Transaction Notice" shall have the meaning assigned thereto in Section 3(b) hereof.

         "Default" means any event, occurrence, condition or circumstance that, with the giving of notice or passage of time, or both, would constitute an Event of Default.

         "Default Rate" means, as of any date of determination, the lesser of
(i) the Pricing Rate plus 2% and (ii) the maximum rate permitted by applicable law. The Default Rate is calculated on the basis of a 360-day year and the actual number of days elapsed between the date of Default and the date of determination.

         "Delaware Statutory Trust" means a statutory owner trust organized in the State of Delaware, sponsored by the Seller and set forth on Schedule 2 attached hereto, which Schedule shall be updated from time to time by Seller to reflect all statutory owner trusts that are issuers of Purchased Securities.

         "DTC" means the Depository Trust Company, New York, New York, a limited purpose trust company organized under the Banking Law of the State of New York, and its nominee companies.

         "Effective Date" means the date set forth on the top of the first page of this Agreement.

         "Eligible Security" means a Mortgage-Backed Residual Security approved by Buyers in their sole discretion.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
the same may be amended from time to time.

         "ERISA Affiliate" means any entity, trade or business (whether or not incorporated) that is a member of a group of which Seller is a member and that is treated as a single employer under Section 414(b), (c), (m) or (o) of the
Code or, solely for purposes of Section 412 of the Code, that is treated as a single employer under Section 414 of the Code.

         "Event of Default" shall have the meaning assigned thereto in Section
19 hereof.

         "Foreign Buyer" shall have the meaning assigned to such term in Section
9(d) hereof.

         "GAAP" means generally accepted accounting principles in the United
States of America in effect from time to time.

                                      -3-

         "Governing Agreements" means, with respect to any Purchased Security, a copy of the final, executed pooling and servicing agreement, trust agreement, indenture and any other document, agreement or instrument entered into in connection with the issuance of such Purchased Security, as each such document may be amended from time to time in accordance with their terms

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantee" means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person.

         "Income" means, with respect to any Purchased Security at any time, any principal thereof and all interest, dividends or other distributions thereon.

         "Indebtedness" means, with respect to any Person, (a) all obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another
Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) all obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) all Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d)
obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; (f) all obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (g) all Indebtedness of others
Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i)
all Indebtedness of general partnerships of which such Person is a general partner; and (i) any other contingent liabilities of such Person; provided that
Indebtedness shall not include any non-recourse Indebtedness of such Person.

         "Indenture Trustee" shall mean, with respect to a Purchased Security, the Indenture Trustee designated as such in the related Governing Agreements.

         "Interest Rate Protection Agreement" means any interest rate protection agreement or other interest hedging arrangement.

         "Investment Company Act" means the Investment Company Act of 1940, as amended, including all rules and regulations promulgated thereunder.

         "IRS" shall have the meaning assigned to such term in Section 9(d)
hereof.

         "Issuer" shall mean, with respect to a Purchased Security, the Issuer designated as such in the related Governing Agreements.

         "LIBOR" means the rate determined daily by Agent on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on
Telerate Page 3750 as of 11:00 a.m. (London time) on such date (rounded up to the nearest whole multiple of 1/16%); provided that if such rate does not appear on

                                      -4-

Telerate Page 3750, the rate for such date will be the rate determined by reference to such other comparable publicly available service publishing such rates as may be selected by Agent in its sole discretion and communicated to
Seller.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement executed by or on behalf of the debtor named therein under the Uniform Commercial Code or comparable law of any jurisdiction.

         "Margin Account" shall mean that certain "securities account" (as such term is defined in Section 8-501(a) of the Uniform Commercial Code) established pursuant to the Account Control Agreement.

         "Margin Call" shall have the meaning assigned to such term in Section
6(a) hereof.

         "Margin Deficit" shall have the meaning assigned thereto in Section
6(a) hereof.

         "Market Value" means (i) with respect to any Purchased Security which is an Eligible Security as of any date of determination, the market price as determined by Buyers in their sole, good faith discretion, as marked to market daily and (ii) with regard to any Purchased Security which is not an Eligible
Security, zero.

         "Material Adverse Change" means, with respect to a Person, any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects taken as a whole of such Person.

         "Material Adverse Effect" means (a) a Material Adverse Change with respect to Seller and its Affiliates, taken as a whole, (b) a material impairment of the ability of Seller or any Affiliate thereof that is a party to any Program Document to perform under any Program Document and to avoid any
Event of Default; (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Document against Seller or any
Affiliate that is a party to any Program Document; or (d) a material adverse effect upon the marketability of a material portion of the Purchased Securities.

         "Mortgage-Backed Residual Security" means any one or more owner trust certificates issued by one or more Delaware Statutory Trusts, which certificates represent a residual interest in or an ownership interest in, or a debt obligation of, a Person which owns, directly or indirectly, a pool of mortgages, deeds of trusts or other instruments creating a lien on Property which is improved by a completed single family residence, including but not limited to a condominium, planned unit development, townhouse or co-op.

         "Multiemployer Plan" means a multiemployer plan as defined in Section
4001(a)(3) of ERISA to which Seller or any ERISA Affiliate has any liability or obligation, or has within any of the preceding five plan years had any liability or obligation whether contingent or otherwise.

         "Net Worth" shall mean, at any time, the excess of Seller's total assets, over Seller's total liabilities, determined in accordance with GAAP.

         "1934 Act" means the Securities Exchange Act of 1934, 15 USC ss.ss.
78a, et. seq., as amended.

         "Obligations" means (a) all of Seller's obligation to pay the
Repurchase Price on the Repurchase Date, and other obligations and liabilities of Seller to Buyers or their Affiliates arising under, or in

                                      -5-

connection with, the Program Documents, whether now existing or hereafter arising; (b) any and all sums paid by Buyers or on behalf of Buyers pursuant to the Program Documents in order to preserve any Purchased Security or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller's indebtedness, obligations or liabilities referred to in clause (a), the reasonable, out-of-pocket expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Purchased Security, or of any exercise by Buyers or such Affiliate of their or its rights under the related agreements, including without limitation, reasonable attorneys' fees and disbursements and court costs, and (d) all of
Seller's indemnity obligations to Buyers pursuant to the Program Documents.

         "Paying Agent" shall mean, with respect to a Purchased Security, the
Paying Agent designated as such in the related Governing Agreements.

         "Person" means any legal person, including any individual, corporation, partnership, association, joint-stock company, trust, limited liability company, unincorporated organization, governmental entity or other entity of similar nature.

         "Plan" means any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code which is maintained for employees of Seller or any ERISA Affiliate or as to which Seller or any ERISA Affiliate has or may have an obligation or liability, whether direct or indirect.

         "Price Differential" means, with respect to each Transaction as of any date of determination, the aggregate amount obtained by daily application of the
Pricing Rate (or during the continuation of an Event of Default, by daily application of the Default Rate) for such Transaction to the Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days elapsed during the period commencing on (and including) the Purchase Date and ending on (but excluding) the related Repurchase Date (reduced by any amount of such Price Differential in respect of such period previously paid by Seller to
Buyers) with respect to such Transaction.

         "Pricing Percentage" means the purchase price percentage as set forth in the related Confirmed Transaction Notice.

         "Pricing Rate" means the per annum percentage rate for determination of the Price Differential as set forth in the related Confirmed Transaction Notice.

         "Prime Rate" means the daily prime loan rate as reported in The Wall
Street Journal or if more than one rate is published, the highest of such rates.

         "Program Documents" means this Agreement, the Account Control Agreement and any other agreement entered into by Seller, on the one hand, and Buyers or any of their Affiliates on the other, in connection herewith or therewith.

         "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Purchase Date" means the date on which Purchased Securities are to be transferred by Seller to Buyers.

         "Purchase Price" means the price at which Purchased Securities are transferred by Seller to Buyers in a Transaction, which shall (unless otherwise agreed) be equal to the Pricing Percentage times

                                      -6-

the Market Value of the related Purchased Securities; provided that, unless
Seller pays down the Repurchase Price for any Purchased Securities in advance of the applicable Repurchase Date pursuant to Section 4(h) below or the Purchased
Securities are otherwise repurchased in full, the Purchase Price for any
Purchased Securities shall be the Purchase Price attributed to such Purchased
Securities on the initial Purchase Date.

         "Purchased Securities" means, with respect to a Transaction, the related securities, together with the related Records and other Purchased Items, and such other property, rights, titles or interests as are specified on a related Transaction Notice. The term "Purchased Securities" with respect to any
Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Section 6(a) hereof.

         "Purchased Items" shall have the meaning assigned thereto in Section 8 hereof.

         "Records" means all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by Seller or any other person or entity on behalf of Seller with respect to a Purchased Security. Records shall include the certificates with respect to any Purchased Security and any other instruments necessary to document or service a Purchased Security.

         "Relevant System" means (a) The Depository Trust Corporation in New
York, New York, or (b) such other clearing organization or book-entry system as is designated in writing by Buyers.

         "Repurchase Date", with respect to Purchased Securities, shall mean the earliest of: (a) with respect to the initial Purchase Date and each subsequent
Purchase Date, the 15th day of the following month, (b) the date determined by application of Section 20 hereof, or (c) such other Business Day as the Agent shall specify in a notice delivered to Seller within a reasonable time prior to such specified Business Day).

         "Repurchase Price" means the price at which Purchased Securities are to be transferred from the applicable Buyer to Seller upon termination of a
Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price
Differential as of the date of such determination.

         "Request for Release" shall mean a notice to the Buyers in the form of
Exhibit F hereto that certain of the Purchased Securities are being repurchased by Seller or sold to a third party purchaser.

         "Requirement of Law" means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such
Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" means, with respect to Seller, any President,
Executive Vice President, Senior Vice President, Assistant Vice President,
Treasury, Secretary or Assistant Secretary of the Seller.

         "Roll" shall have the meaning assigned to such term in Section 4(b)
hereof.

         "Roll Date" shall have the meaning assigned to such term in Section
4(b) hereof.

         "Securities Administrator" shall mean, with respect to a Purchased
Security, the Securities Administrator designated as such in the related
Governing Agreements.

                                      -7-

         "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more
Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "Substitute Securities" has the meaning assigned to such term in
Section 17(a) hereof.

         "Taxes" shall have the meaning assigned to such term in Section 9(a)
hereof.

         "Termination Date" has the meaning assigned thereto in Section 28.

         "Transaction" has the meaning assigned thereto in Section 1.

         "Transaction Notice" means a written request of Seller to enter into a
Transaction, in the form attached as Exhibit B hereto, which is delivered to
Buyers.

         "Transmittal Letter" shall mean a letter substantially in the form of
Exhibit G hereto

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect on the date hereof in the State of New York or the Uniform Commercial
Code as in effect in the applicable jurisdiction.

         "Unrestricted Cash" means cash and Cash Equivalents, of the Seller that are not subject to a lien in favor of any Person or that are not required to be maintained by the Seller pursuant to a contractual agreement (other than this
Agreement) or requirement of law.

         (b) Interpretation.

         Headings are for convenience only and do not affect interpretation. The following rules of this subsection (b) apply unless the context requires otherwise. The singular includes the plural and conversely. A gender includes all genders. Where a word or phrase is defined, its other grammatical forms have a corresponding meaning. A reference to a subsection, Section, Annex or Exhibit is, unless otherwise specified, a reference to a Section of, or annex or exhibit to, this Agreement. A reference to a party to this Agreement or another agreement or document includes the party's successors and permitted substitutes or assigns. A reference to an agreement or document is to the agreement or document as amended, modified, novated, supplemented or replaced, except to the extent prohibited by any Program Document. A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it. A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form. A reference to conduct includes, without limitation, an omission, statement or undertaking, whether or not in writing. An Event of Default subsists until it has been waived in writing by the Agent on behalf of the
Buyers. The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement.
The term "including" is not limiting and means "including without limitation."
In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until"
each mean "to but excluding", and the word "through" means "to and including."
This Agreement may use several different limitations, tests or measurements to regulate the same or

                                      -8-

similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied. References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of Seller.

         Except where otherwise provided in this Agreement any determination, statement or certificate by a Buyer or an authorized officer of a Buyer provided for in this Agreement is conclusive and binds the parties in the absence of manifest error. A reference to an agreement includes a security interest, guarantee, agreement or legally enforceable arrangement whether or not in writing.

         A reference to a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document, or any information recorded in computer disk form. Where Seller is required to provide any document to Buyers under the terms of this Agreement, the relevant document shall be provided in writing or printed form to the Agent unless the Agent requests otherwise. At the request of the Agent, the document shall be provided in computer disk form or both printed and computer disk form.

         This Agreement is the result of negotiations between and has been reviewed by counsel to Buyers and Seller, and is the product of both parties. In the interpretation of this Agreement, no rule of construction shall apply to disadvantage one party on the ground that such party proposed or was involved in the preparation of any particular provision of this Agreement or this Agreement itself. Except where otherwise expressly stated Buyers may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, and may form opinions and make determinations at their absolute discretion. Any requirement of good faith or judgment by Buyers shall not be construed to require Buyers to request or await receipt of information or documentation not immediately available from or with respect to Seller, a servicer of the
Purchased Securities, any other Person or the Purchased Securities themselves.

3. ENTERING INTO TRANSACTIONS.

         (a) Unless otherwise agreed, Seller shall provide the Agent with written notice of any proposed Purchase Date prior to 11:00 a.m. (New York time)
one (1) Business Day preceding such Purchase Date (the date on which such notice is given, the "Notice Date"). On the Notice Date, Seller shall request that
Buyers enter into a Transaction by furnishing a Transaction Notice to the Agent, which Transaction Notice shall specify the specific terms for such Transaction, including the Purchase Price, the Pricing Rate and the Repurchase Date in
respect of such Transaction; provided that in no event shall the Repurchase Date be more than thirty (30) days following the proposed Purchase Date.

         (b) Unless otherwise agreed, upon receipt of the Transaction Notice, the Buyers may, from time to time in their sole discretion, cause the Agent to accept the Seller's offer to Seller on behalf of the Buyers by countersigning the Transaction Notice and delivering the same to Seller by no later than 5:30
p.m. (New York time) on the Business Day prior to the requested Purchased Date
(a "Confirmed Transaction Notice"); provided, however, if Buyers decline to accept the Seller's offer within such time, such Transaction Notice shall be deemed to be rejected by Buyers and no transaction shall result therefrom unless the Agent on behalf of the Buyers and Seller mutually agree otherwise. Each
Confirmed Transaction Notice shall be binding on the parties hereto unless written notice of objection is given by the objecting party to the other party by 12:00 p.m. on the related Purchase Date.

         (c) Each Confirmed Transaction Notice, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyers and
Seller with respect to the Transaction to

                                      -9-

which the Confirmed Transaction Notice relates, and Seller's acceptance of the related proceeds shall constitute Seller's agreement to the terms of such
Confirmed Transaction Notice. It is the intention of the parties that each
Confirmed Transaction Notice shall not be separate from this Agreement but shall be made a part of this Agreement. In the event of any conflict between this
Agreement and a Confirmed Transaction Notice or between an initial Transaction
Notice and a subsequent Confirmed Transaction Notice, the terms of the Confirmed
Transaction Notice shall control with respect to the related Transaction.

4. REPURCHASE OF PURCHASED SECURITIES.

         (a) Except as otherwise provided in Section 4(b), Seller shall repurchase Purchased Securities from Buyers on each related Repurchase Date by paying to the Agent the Repurchase Price. Such obligation to repurchase subsists without regard to any prior or intervening liquidation or foreclosure with respect to each Purchased Security (but liquidation or foreclosure proceeds received by Buyers shall be applied to reduce the Repurchase Price except as otherwise provided herein). Seller is obligated to obtain the Purchased
Securities from Buyers or their designee at Seller's expense on (or after) the related Repurchase Date.

         (b) Provided that the applicable conditions in Sections 10(a) and 10(b)
have been satisfied, each Purchased Security that is repurchased by Seller on the related Repurchase Date shall automatically roll forward into a new
Transaction (each such forward roll, a "Roll") unless (i) Buyers' in their sole discretion otherwise notifies Seller at least fifteen (15) calendar days prior to such Repurchase Date (provided that no such notice shall be required if an
Event of Default shall have occurred and is continuing), or (ii) Seller otherwise notifies the Agent at least three (3) Business Days prior to such
Repurchase Date, and in each such case, Seller shall remit to Buyer the entire
Repurchase Price for such Purchased Security. It is hereby understood that if a
Purchased Security shall Roll on a Repurchase Date (such date, a "Roll Date"), such Roll Date will be the Purchase Date for the new Transaction, Seller will be deemed to have remitted to Buyers the Repurchase Price and Buyers will be deemed to have remitted to Seller the related Purchase Price. In such case, (x) Seller shall only be obligated to remit the related Price Differential to Buyers in cash on each related Roll Date, (y) the Repurchase Date for such new Transaction shall reset, and (z) the Pricing Rate shall be equal to the amount set forth in the related Confirmed Transaction Notice, or in the absence of a new Confirmed
Transaction Notice, the amount otherwise applicable to the most recently terminated Transaction with respect to such Purchased Security.

         (c) If, on any Roll Date, (i) Seller determines to repurchase one or more (but not all) of the Purchased Securities subject to a Transaction pursuant to this Section 4, Seller shall deliver to Agent, at least one (1) Business Day prior to such Repurchase Date, a duly executed Request for Release which shall be countersigned by Buyers, or (ii) Seller determines to arrange for the repurchase by a third-party purchaser, Seller shall deliver to Agent at least three (3) Business Days prior to such Repurchase Date a Request for Release and shall deliver to such third-party purchaser (with a copy to Agent) a duly executed Transmittal Letter. Any Repurchase Price shall be sent to the account designated by the Buyers. Promptly upon receipt by Buyers of the full Repurchase
Price for the Purchased Securities being repurchased, Buyers shall, subject to
Section 11, release the related Purchased Securities to Seller or the third party purchaser, as applicable. If some (but not all) of the Purchased
Securities are repurchased pursuant to this Section 4(c), Seller and Buyer shall comply with the procedures set forth in Section 3 with respect to the remaining
Purchased Securities that will be subject to a Roll on such Roll Date and a new
Purchase Price shall be set for such Purchased Securities.

         (d) Notwithstanding anything to the contrary herein, Buyers shall not be obligated to release any Purchased Securities pursuant to Section 4 to Seller or to any third party purchaser (i) to the extent

                                      -10-

that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to the Agent, for the ratable benefit of the Buyers, cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (ii) if a Default or an Event of
Default has occurred and is then continuing as of such Repurchase Date.

         (e) If a Repurchase Date is later than the Termination Date, or any final Repurchase Date set forth in the related Confirmed Transaction Notice with respect to any Purchased Security, the Repurchase Date for such Transaction shall automatically reset to the Termination Date or such final Repurchase Date, as the case may be, and the provisions of this Section 4 as it might relate to a new Transaction shall expire on such date.

         (f) If Seller repurchases Purchased Securities on a day which is not a
Repurchase Date for such Purchased Securities, Seller shall indemnify Buyers and hold Buyers harmless from any losses, costs and/or expenses which Buyers may sustain or incur arising from the reemployment of funds obtained by Buyers hereunder or from fees payable to terminate the deposits from which such funds were obtained ("Breakage Costs"), in each case for the remainder of the applicable 30-day period. Each Buyer shall deliver to Seller a statement setting forth the amount and basis of determination of any Breakage Costs in such detail as determined in good faith by such Buyer to be reasonably adequate, it being agreed that such statement and the method of its calculation shall be adequate and shall be conclusive and binding upon Seller, absent manifest error. The provisions of this Section 3(f) shall survive termination of this Agreement and the repurchase of all Purchased Securities subject to Transactions hereunder.

         (g) Upon discovery by Seller of a breach of any of the representations and warranties set forth on Exhibit C to this Agreement, Seller shall give prompt written notice thereof to Agent. Upon any such discovery by Buyers,
Buyers will notify Seller. It is understood and agreed that the representations and warranties set forth in Exhibit C to this Agreement with respect to the
Purchased Securities shall inure to the benefit of Buyers. The fact that Buyers have conducted or have failed to conduct any partial or complete due diligence investigation in connection with their purchase of any Purchased Security shall not affect Buyers' right to demand repurchase as provided under this Agreement.
Seller shall, within five (5) Business Days of the earlier of Seller's discovery or Seller receiving notice with respect to any Purchased Security of any breach of a representation or warranty contained in Exhibit C of this Agreement, promptly cure such breach or delivery failure in all material respects. If such breach or delivery failure has not been remedied by Seller within such five (5)
Business Day period, Seller shall, at Buyers' option (i) promptly repurchase such Purchased Security at a purchase price equal to the Repurchase Price for such Purchased Security by wire transfer to the account designated by Buyers, or
(ii) transfer comparable Substitute Securities to Buyers as provided in Section
17 hereof.

         (h) Subject to Section 4(f), Seller may at any time pay all or part of the Repurchase Price for any Purchased Securities in advance of the applicable
Repurchase Date; provided that Seller shall only make partial payments in increments of $3,000,000. Buyers shall apply any such payment to the outstanding
Repurchase Price for such Purchased Securities and shall reduce the Purchase
Price payable on the next succeeding Purchase Date by the amount of such payment.

5. PAYMENT AND TRANSFER.

         Unless otherwise agreed, all transfers of funds hereunder shall be in immediately available funds and all Purchased Securities transferred shall be transferred to the Agent for the ratable benefit of the Buyers. Any Repurchase
Price or Price Differential received by the Agent after 2:00 p.m. New York City time shall be applied on the next succeeding Business Day.

                                      -11-

6. MARGIN MAINTENANCE.

         (a) If at any time the aggregate Market Value of all Purchased
Securities subject to all Transactions is less than the aggregate Buyers' Margin
Amount for all such Transactions (a "Margin Deficit"), then the Agent on behalf of the Buyers may by notice to Seller require Seller in such Transactions, at
Buyers' option, to transfer to the Agent for the ratable benefit of the Buyers cash or additional Purchased Securities reasonably acceptable to the Agent
("Additional Purchased Securities"), so that the cash and aggregate Market Value of such Purchased Securities, including any such Additional Purchased
Securities, will thereupon equal or exceed such aggregate Buyers' Margin Amount
(such requirement, a "Margin Call"); provided any cash or Cash Equivalents transferred by Seller in satisfaction of any such Margin Call shall be deposited into the Margin Account. If at any time the aggregate Market Value of all
Purchased Securities subject to all Transactions is greater than the aggregate
Buyer's Margin Amount for all such Transactions (a "Margin Excess"), then the
Agent shall, within a reasonable time, notify Seller the amount of such Margin
Excess and transfer to the Seller cash delivered by Seller to Agent in satisfaction of a Margin Call (if any) in an amount sufficient to eliminate such
Margin Excess (a "Margin Excess Return"); provided that in no event shall any
Margin Excess Return exceed the amount of cash received by Agent in connection with any Margin Call.

         (b) Notice required pursuant to Section 6(a) may be given by any means.
Any notice given before 10:00 a.m. New York time on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. New York time on such Business Day; notice given after 10:00 a.m. New York time on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. New
York time on the following Business Day. The failure of the Agent on behalf of the Buyers, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of the Agent to do so at a later date. Seller and
Buyers agree that a failure or delay by the Agent to exercise its rights hereunder shall not limit or waive Buyers' rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller.

7. INCOME PAYMENTS.

         Where a particular term of a Transaction extends over an Income payment date on the Purchased Securities subject to that Transaction, all Income with respect to such Purchased Securities shall be the property of Buyers. On each
Roll Date, Agent shall, for the ratable benefit of Buyers, apply such Income to the Price Differential payable on such Roll Date and shall remit the remaining
Income, if any, to the Seller; provided that Agent shall not be obligated to take any action pursuant to this Section 7, (i) to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to the Agent, for the ratable benefit of the Buyers, cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (ii) if a Default or an Event of Default has occurred and is then continuing as of such Repurchase Date.

8. SECURITY INTEREST.

         (a) Seller, Agent and Buyers intend that the Transactions hereunder be sales to Buyers of the Purchased Securities and not loans from Buyers to Seller secured by the Purchased Securities. However, in order to preserve Buyers'
rights under this Agreement in the event that a court or other forum recharacterizes the Transactions hereunder as other than sales, as security for
Seller's performance of all of its Obligations, Seller hereby grants Buyers a fully perfected first priority security interest in the Purchased Securities, the Margin Account, the Records, and all related Property, insurance, Income, custodial accounts, escrow accounts (including any interest of Seller in escrow accounts) and any other contract rights, payments, rights to payment (including payments of interest or finance charges) general intangibles, all "securities accounts" (as defined in Section 8-501(a) of the Uniform Commercial Code)

                                      -12-

to which the related securities are or may be credited, all "investment property", "accounts" and "chattel paper" as defined in the Uniform Commercial
Code as in effect from time to time relating to or constituting any and all of the foregoing, and other assets relating to the Purchased Securities (including, without limitation, any other accounts) or any interest in the Purchased
Securities and any proceeds and distributions with respect to any of the foregoing and any other property, rights, titles or interests as are specified on a Transaction Notice (collectively, the "Purchased Items"). The parties acknowledge and agree that the perfection of such security interest is intended to be accomplished through possession of the related Purchased Securities by
Buyers or by any other Person on Buyers' behalf.

         (b) The Buyers or their designee shall, as applicable, hold any uncertificated, book-entry securities constituting Purchased Items (the
"Book-Entry Securities") through the facilities of a Relevant System, as
"securities intermediary" (as defined in Section 8-102(a)(14) of the Uniform
Commercial Code) and credit them to a "securities account" (as defined in
Section 8-501(a) of the Uniform Commercial Code) exclusively in the name of the
Agent on behalf of the Buyers. The Agent on behalf of the Buyers, as
"entitlement holder" (as defined in Section 8-102(a) of the Uniform Commercial
Code) with respect to any Book-Entry Securities, shall be entitled to receive all cash dividends and distributions paid in respect thereof. Unless an Event of
Default shall have occurred and be continuing, Seller shall be entitled to exercise all voting and corporate rights with respect to the Book-Entry
Securities, and the Agent shall exercise such rights on Seller's behalf during the time in which the Agent is the registered holder of such Book-Entry
Securities, provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in Buyers' judgment, would impair the
Book-Entry Securities or which would be inconsistent with or result in any violation of any provision of this Agreement.

         (c) Upon the final termination of all outstanding Transactions and the satisfaction of all Obligations due hereunder to Buyers, the Agent shall register or cause to be registered in the name of Seller or its designee the
Book-Entry Securities.

9. TAXES; TAX TREATMENT.

         (a) All payments made by the Seller under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto imposed by any Governmental Authority, excluding income taxes, branch profits taxes, franchise taxes or any other tax imposed on the net income by the United States, a state or a foreign jurisdiction under the laws of which the Buyers are organized or of a Buyer's applicable lending office, or any political subdivision thereof (collectively, "Taxes"), all of which shall be paid by the Seller for its own account nor later than the date when due. If the
Seller is required by law or regulation to deduct or withhold any Taxes from or in respect of any amount payable hereunder, it shall: (a) make such a deduction or withholding; (b) pay the amount so deducted or withheld to the appropriate
Governmental Authority nor later than the sate when due; (c) deliver to the
Agent promptly, original tax receipts and other evidence satisfactory to the
Agent of the payment when due of the full amount of such Taxes; (d) pay to the
Agent for the ratable benefit of the Buyers such additional amount as may be necessary so that Buyers receive, free and clear of all Taxes, a net amount equal to the amount they would have received under this Agreement, as if no such deduction or withholding has been made.

         (b) In addition, the Seller agrees to pay to the relevant Governmental
Authority in accordance with applicable law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (including, without limitation, mortgage recording taxes, transfer taxes and similar fees) imposed by the United States or any taxing authority thereof or therein that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement
("Other Taxes").

                                      -13-

         (c) The Seller agrees to indemnify the Buyers for the full amount of
Taxes (including additional amounts with respect thereto) and Other Taxes, and the full amount of Taxes of any kind imposed by any jurisdiction on amounts payable under this Section 9, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, provided that the
Buyers shall have provided the Seller with evidence, reasonably satisfactory to the Seller, of payment of Taxes or Other Taxes, as the case may be.

         (d) Any Buyer that is not incorporated under the laws of the United
States, any State thereof, or the District of Columbia (a "Foreign Buyer") shall provide the Seller with properly completed United States Internal Revenue
Service ("IRS") Form W-8BEN or W-8SCI or any successor from prescribed by the
IRS, certifying that such Foreign Buyer is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States on or prior to the date upon which each such
Foreign Buyer becomes a Buyer. Each Foreign Buyer will resubmit the appropriate form on the earliest of (A) the third anniversary of the prior submission or (B)
on or before the expiration of thirty (30) days after there is a "change in circumstances" with respect to such Foreign Buyer as defined in Treas. Reg.
Section 1.1441(e)(4)(ii)(D). For any period with respect to which a Foreign
Buyer has failed to provide the Seller with the appropriate form or other relevant document pursuant to this Section 9(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Foreign Buyer shall not be entitled to any "gross up" of Taxes or indemnification under Section 9(c) with respect to Taxes imposed by the United States; provided, however, that should a
Foreign Buyer, which is otherwise exempt from a withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Seller shall take such steps as such Foreign Buyer shall reasonably request to assist such Foreign Buyer to recover such Taxes.

         (e) Without prejudice to the survival or any other agreement of Seller hereunder, the agreements and obligations of Seller contained in this Section 9 shall survive the termination of this Agreement. Nothing contained in this
Section 9 shall require any Buyer to make available any of its tax returns or other information that it deems to be confidential or proprietary.

         (f) Each party to this Agreement acknowledges that it is its intent for purposes of U.S. federal, state and local income and franchise taxes to treat each Transaction as indebtedness of Seller that is secured by the Purchased
Securities and that the Purchased Securities are owned by Seller in the absence of an Event of Default by Seller. All parties to this Agreement agree to such treatment and agree to take no action inconsistent with this treatment unless required by law.

10. CONDITIONS PRECEDENT.

         (a) As conditions precedent to the initial Transaction, Buyers shall have received on or before the day of such initial Transaction the following, in form and substance satisfactory to Buyers and duly executed by Seller and any third party thereto:

          (i) The Program Documents duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver;

          (ii) Evidence that all other actions necessary to perfect and protect
     Buyers' interest in the Purchased Securities and other Purchased Items have been taken, including, without limitation, duly executed and filed Uniform
     Commercial Code financing statements on Form UCC-1;

                                      -14-

          (iii) A certified copy of Seller's corporate resolutions approving the
     Program Documents and Transactions thereunder (either specifically or by general resolution), and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the
     Program Documents;

          (iv) An incumbency certificate of Seller's corporate secretary certifying the names, true signatures and titles of Seller's representatives duly authorized to request Transactions hereunder and to execute the Program Documents and the other documents to be delivered thereunder;

          (v) Seller's unaudited balance sheets and consolidated statements of income and retained earnings and of cash flows as of February 28, 2006, or if not available, as of the most recent date after December 31, 2005;

          (vi) The conditions set forth in Section 14(t) hereof shall have been satisfied; and

          (vii) An opinion of Seller's counsel as to such matters as Buyers may reasonably request (including but not limited to: corporate matters as to
     Seller, enforceability of the Program Documents, a "repurchase agreement"
     opinion under the Bankruptcy Code, and an Investment Company Act opinion with respect to Seller), each and in form and substance acceptable to
     Buyers.

         (b) The obligation of Buyers to enter into each Transaction pursuant to this Agreement is subject to the following conditions precedent:

          (i) Buyers or their designee shall have received on or before the day of the initial Transaction with respect to the related Purchased Securities
     (unless otherwise specified in this Agreement) the following, in form and substance satisfactory to Buyers and (if applicable) duly executed:

               (1)  A Transaction Notice delivered pursuant to Section 3(a);

               (2)  The original, definitive certificate representing ownership of such Purchased Securities in the name of Seller, together with a duly executed Bond Power, or if such Purchased
                    Securities are Book-Entry Securities, the Buyers shall have received satisfactory evidence that the records of the
                    Relevant System indicate that Buyers (or the Agent as agent for the ratable benefit of the Buyers) are the beneficial
                    owner(s) of such Purchased Securities;

               (3)  A revised Schedule 2, if the related Delaware Statutory
                    Trust that is the issuer of such Purchased Securities is not already set forth thereon;

               (4)  Each Governing Agreement with respect to such Purchased
                    Securities certified by Seller to be a true, correct and
                    complete copy; and

               (5)  Such certificates, opinions of counsel or other documents as
                    Buyers may reasonably request.

          (ii) No Event of Default shall have occurred and be continuing.

                                      -15-

          (iii) Buyers shall not have determined, in its reasonable discretion, that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to
     Buyers has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Buyers to enter into Transactions with a
     Pricing Rate based on LIBOR.

          (iv) All representations and warranties in the Program Documents hereof shall be true and correct in all material respects on the date of such Transaction.

          (v) No event or events shall have been reasonably determined by Buyers to have occurred resulting in the effective absence of a "repo market" for a period of at least two (2) consecutive days respecting loans or mortgage-backed or asset-backed securities such that Buyers are or were unable to finance or fund purchases under this Agreement through the "repo market" or Buyers' customers.

          (vi) There shall not have occurred and be continuing one or more events that, in the reasonable judgment of Buyers, constitute(s) or should reasonably be expected to constitute, a Material Adverse Effect.

          (vii) In connection with any account to which the Purchased Securities are credited or otherwise held, the Seller shall execute and deliver such other and further documents or instruments necessary, in the reasonable opinion of the Buyers, to effect and perfect a legally valid delivery of the relevant interest granted therein to Buyers hereunder. Any account to which the Purchased Securities are credited or otherwise shall be designated as the Agent may direct.

          (viii) Each secured party (including any party that has a
     precautionary security interest in such Purchased Security) has released all of its right, title and interest in, to and under such Purchased
     Security (including, without limitation, any security interest that such secured party or secured party's agent may have by virtue of its possession, custody or control thereof) and has filed or has given Agent or
     Seller authorization to file Uniform Commercial Code termination statements in respect of any Uniform Commercial Code filings made in respect of such
     Purchased Security, and each such release and Uniform Commercial Code termination statement or authorization to release and file Uniform
     Commercial Code termination statements has been delivered to the Buyers prior to each Transaction.

          (ix) Seller shall have delivered to the applicable Issuer, Indenture
     Trustee, Securities Administrator and Paying Agent, with a copy to Buyers,
     (i) written notice that from and after the related Purchase Date until such time as such Buyer shall provide written notice to such Issuer, Indenture
     Trustee, Securities Administrator and Paying Agent, with a copy to Seller, that the Seller has repurchased such Purchased Securities, the related
     Buyer is the Holder (as defined in the related Governing Agreements) of the
     Purchased Securities that are the subject of such Transaction, and (ii)
     written direction that for so long as the related Buyer is the Holder of the Purchased Securities, until such time as such Buyer shall provide written notice to such Issuer, Indenture Trustee, Securities Administrator and Paying Agent, with a copy to Seller, that the Seller has repurchased such Purchased Securities, all distributions on such Purchased Securities required to be made under the terms of the related Governing Agreements shall be made to such Buyer. All such notices and directions shall be in form and substance acceptable to Buyers.

          (x) Buyers shall have delivered to the applicable Certificate Paying
     Agent (or such other Person designated by the related Governing Agreements)
     for each Purchased Security subject to the Transaction an IRS Form W-9 and the Certificate of Non-Foreign Status in the form

                                      -16-

     attached hereto as Exhibit H (or such other form as may be required by the related Governing Agreements).

          (xi) Seller, as transferor of the Purchased Securities that are the subject of such Transaction, and the applicable Buyer, as transferee of such Purchased Securities shall have executed and delivered to the Buyers an Investment Letter in the form attached hereto as Exhibit I (or such other form as may be required by the related Governing Agreements) as to each such Purchased Security, certifying that the applicable Buyer, as transferee (a) is a "qualified institutional buyer" as defined under Rule
     144A under the Securities Act of 1933, as amended (the "Act"), acting for its own account or the accounts of other "qualified institutional buyers"
     as defined under Rule 144A, and (b) is aware that Seller, as transferor, intends to rely on the exemption from registration requirements under the
     Act, provided by Rule 144A; provided that if the applicable Buyer cannot make the certifications required by such Investment Letter, Buyers and
     Seller shall comply with the alternative certification procedures set forth in the related Governing Agreements; provided further that such Investment
     Letter or other certification shall be held by Buyers in escrow until an
     Event of Default has occurred and is continuing hereunder, at which time
     Buyers shall deliver such Investment Letter or other certification to the applicable Certificate Registrar or Depositor (or such other Person(s)
     designated by the related Governing Agreements).

          (xii) The transfer of the Purchased Securities that are the subject of such Transaction to the applicable Buyer shall not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and
     Buyers shall have delivered to the applicable Depositor, Owner Trustee and
     Certificate Registrar and any other Person required by the applicable
     Governing Agreements a certification in the form attached hereto as Exhibit
     J (or such other form as may be required by the related Governing
     Agreements) certifying that the applicable Buyer is not subject to ERISA.

          (xiii) Seller's counsel shall have delivered to the applicable Owner
     Trustee and Certificate Registrar (or such other Person(s) designated by the related Governing Agreements) and Buyers a tax opinion with respect to each Purchased Security that the Repurchase Agreement and the proposed
     Transaction (including any disposition permitted following any Event of
     Default hereunder) will not cause the related Issuer to be (i) treated as an association taxable as a corporation for federal income tax and relevant state income and franchise tax purposes, (ii) taxable as a taxable mortgage pool as defined in Section 7701(i) of the Code or (iii) taxable as a
     "publicly traded partnership" as defined in Treasury Regulation section
     1.7704-1 for federal income tax purposes and relevant state franchise or income tax purposes (or such other opinions as may be required by the related Governing Agreements), which opinion shall meet the criteria of the related Governing Agreements and shall be in form and substance acceptable to Buyers.

11. RELEASE OF PURCHASED SECURITIES.

         Upon timely payment in full of the Repurchase Price and all other
Obligations then owing with respect to a Purchased Security, if no Default or
Event of Default has occurred and is continuing, Buyers shall release such
Purchased Security unless such release would give rise to or perpetuate a Margin
Deficit. Except as set forth in Sections 6(a) and 17, Seller shall give at least two (2) Business Days' prior written notice to Buyers if such repurchase shall occur on other than a Repurchase Date.

         If a Margin Deficit exists for any of the Transactions, Buyers shall notify Seller of the amount thereof and Seller may thereupon satisfy the Margin
Call in the manner specified in Section 6.

                                      -17-

12. RELIANCE.

         With respect to any Transaction, Buyers may conclusively rely upon, and shall incur no liability to Seller in acting upon, any request or other communication that Buyers reasonably believe to have been given or made by a person authorized to enter into a Transaction on Seller's behalf, provided that such person is listed on the certificate delivered pursuant to subsection
10(a)(iv) hereof, or a written update or supplement to such certificate is delivered to Agent. In each such case, Seller hereby waives the right to dispute
Buyers' record of the terms of the Confirmed Transaction Notice, request or other communication.

13. REPRESENTATIONS AND WARRANTIES.

         Seller hereby represents and warrants, and shall on and as of the
Purchase Date for any Transaction and on and as of each date thereafter through and including the related Repurchase Date be deemed to represent and warrant, that:

         (a) Due Organization and Qualification. Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction under whose laws it is organized. Seller is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals necessary for the conduct of its business as currently conducted and the performance of its obligations under the Program
Documents, except where failure to so qualify, be in good standing or to so obtain would not be reasonably likely to have a Material Adverse Effect. No
Transactions require any Buyer to be licensed in any jurisdiction.

         (b) Power and Authority. Seller has all necessary power and authority to conduct its business as currently conducted and to execute, deliver and perform its obligations under the Program Documents. Seller has all necessary power and authority to consummate the Transactions.

         (c) Due Authorization. The execution, delivery and performance of the
Program Documents by Seller has been duly authorized by all necessary action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person other than any that have heretofore been obtained, given or made.

         (d) Noncontravention. None of the execution and delivery of the Program
Documents by Seller or the consummation of the Transactions and transactions thereunder:

          (i) conflicts with, breaches or violates any provision of the organizational documents or material agreements of Seller or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to Seller or its properties;

          (ii) constitutes a material default by Seller under any loan or repurchase agreement, mortgage, indenture or other agreement or instrument to which Seller is a party or by which it or any of its properties is or may be bound or affected; or

          (iii) results in or requires the creation of any lien upon or in respect of any of the assets of Seller except the lien relating to the
     Program Documents.

         (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator affecting any of the Purchased Securities, Seller or any of its Affiliates,
pending or threatened, which, if decided adversely, would have a Material
Adverse

                                      -18-

Effect. All legal proceedings with respect to the Seller that are pending as of the Effective Date with an amount in controversy in excess of $2,000,000 are set forth on Schedule 1 attached hereto.

         (f) Valid and Binding Obligations. Each of the Program Documents to
which Seller is a party, when executed and delivered by Seller, will constitute the legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles.

         (g) Financial Statements. The financial statements of Seller, copies of which have been furnished to Buyers, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii)
present fairly, in all material respects, the financial condition and results of operations of Seller as of the dates and for the periods indicated and (iii)
have been prepared in accordance with GAAP consistently applied, except as noted
therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent financial statements, there has been no Material
Adverse Change with respect to Seller. Except as disclosed in such financial statements, Seller is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a
Material Adverse Change with respect to Seller.

         (h) Accuracy of Information. None of the documents or information prepared by or on behalf of Seller and provided by Seller to Buyers relating to
Seller's financial condition contain any statement of a material fact with respect to Seller or the Transactions that was untrue or misleading in any material respect when made. Since the furnishing of such documents or information, there has been no change, nor any development or event involving a prospective change known to Seller that would render any of such documents or information untrue or misleading in any material respect.

         (i) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any material consent, approval, waiver or notification of any creditor, lessor or other nongovernmental person, is required in connection with the execution, delivery and performance by Seller of this Agreement or the consummation by Seller of any other Program Document, other than any that have heretofore been obtained, given or made.

         (j) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by Seller in the conduct of its businesses violates any law, regulation, judgment, agreement, order or decree applicable to it which, if enforced, would result in a Material Adverse Effect.

         (k) Solvency: Fraudulent Conveyance. Seller is solvent and will not be rendered insolvent by the Transaction and, after giving effect to such
Transaction, Seller will not be left with an unreasonably small amount of capital with which to engage in its business. Seller does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Seller is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of
Seller or any of its assets. The amount of consideration being received by
Seller upon the sale of the Purchased Securities to Buyers constitutes reasonably equivalent value and fair consideration for such Purchased
Securities. Seller is not transferring any Purchased Securities with any intent to hinder, delay or defraud any of its creditors.

         (l) Investment Company Act Compliance. Seller is not required to be registered as an "investment company" as defined under the Investment Company
Act nor as an entity under the control of an "investment company" as defined under the Investment Company Act.

                                      -19-

         (m) Taxes. Seller has filed all federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due (other than for taxes that are being contested in good faith or for which it has established adequate reserves). Any taxes, fees and other governmental charges payable by Seller in connection with a Transaction and the execution and delivery of the Program
Documents have been paid.

         (n) Additional Representations. With respect to each Purchased
Security, Seller hereby makes all of the representations and warranties set forth in Exhibit C and in each Confirmed Transaction Notice to which such
Purchased Security is or has been subject, in each case as of the related
Purchase Date and continuously while such Purchased Security is subject to a
Transaction. Further, as of each Purchase Date, Seller shall be deemed to have represented and warranted in like manner that Seller does not have any knowledge that any such representation or warranty may have ceased to be true in a material respect as of such date, except as otherwise stated in a Transaction
Notice; provided that if any representation or warranty has ceased to be true in a material respect as of such date, Seller shall identify the related Purchased
Securities and the applicable representation or warranty and shall specify in reasonable detail the related knowledge of Seller. Seller hereby acknowledges that if the substance of any such representation or warranty ceases to be true because of events occurring after the related Purchase Date or while such
Purchased Security is subject to a Transaction, the Market Value thereof could be adversely affected.

         (o) No Broker. Seller has not dealt with any broker, investment banker, agent, or other person, except for Buyers, who may be entitled to any commission or compensation in connection with the sale of Purchased Securities pursuant to this Agreement; provided, that if Seller has dealt with any broker, investment banker, agent, or other person, except for Buyers, who may be entitled to any commission or compensation in connection with the sale of Purchased Securities pursuant to this Agreement, such commission or compensation shall have been paid in full by Seller.

         (p) Financial Status. As of the Effective Date, Seller has (i)
Unrestricted Cash and Cash Equivalents, on a consolidated basis, of not less than $5,000,000, and (ii) an Adjusted Tangible Net Worth, on a consolidated basis, of not less than $250,000,000.

         (q) Taxable Mortgage Pool. The related Delaware Statutory Trust is not a taxable mortgage pool (as defined in Section 7701(i) of the Code) and, to the knowledge of Seller, no Person has taken any action that would have a reasonable likelihood of causing such Delaware Statutory Trust to become a taxable mortgage pool.

         The representations and warranties set forth in this Agreement shall survive transfer of the Purchased Securities to Buyers and shall continue for so long as the Purchased Securities are subject to this Agreement.

14. COVENANTS OF SELLER.

         On and as of the date of this Agreement and each Purchase Date and until this Agreement is no longer in force with respect to any Transaction,
Seller hereby covenants with Buyers as follows:

         (a) Preservation of Existence; Compliance with Law. Seller shall:

          (i) Preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises necessary for the operation of its business (provided that nothing in this Section 14(a)(i) shall prohibit any transaction expressly permitted under Section 14(o));

                                      -20-

          (ii) Comply in all material respects with the requirements of all applicable laws, rules, regulations and orders, whether now in effect or hereafter enacted or promulgated by any applicable Governmental Authority
     (including, without limitation, all environmental laws), if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect; and

          (iii) Maintain all licenses, permits or other approvals necessary for
     Seller to conduct its business and to perform its obligations under the
     Program Documents, and conduct its business strictly in accordance with applicable law, except where failure to do so would not be reasonably likely to have a Material Adverse Effect.

         (b) Reserved.

         (c) Notice of Proceedings or Adverse Change. Seller shall give notice to the Agent promptly after a Responsible Officer of Seller has any knowledge of:

          (i) the occurrence of any Default or Event of Default or default or breach by Seller of any obligation under any Program Document;

          (ii) any material change in the insurance coverage required of Seller pursuant to any Program Document, with copy of evidence of same attached;

          (iii) (a) any default or event of default under any Indebtedness of
     Seller with an aggregate outstanding principal amount in excess of
     $15,000,000, (b) within ten (10) calendar days after service of process with respect to the same, any litigation, investigation, regulatory action or proceeding that is pending or threatened by or against Seller in any federal or state court or before any Governmental Authority which, if not cured or if adversely determined, would reasonably be expected to have a
     Material Adverse Effect or constitute a Default or Event of Default, or (c)
     any Material Adverse Effect with respect to Seller;

          (iv) within ten (10) calendar days after service of process with respect to the same, any litigation or proceeding that is pending or threatened against (a) Seller in which the amount involved exceeds or is reasonably likely to exceed $2,000,000 and is not covered by insurance, in which injunctive or similar relief is sought, or which, would reasonably be expected to have a Material Adverse Effect and (b) any litigation or proceeding that is pending or threatened in connection with any Purchased
     Items, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;

          (v) and, as soon as reasonably possible, notice of any of the following events:

               (1)  any material change in accounting policies or financial reporting practices of Seller;

               (2)  promptly upon receipt of notice or knowledge of any Lien or security interest (other than security interests created
                    hereby) on, or claim asserted against, any of the Purchased
                    Items; and

          (vi) any event, circumstance or condition that has resulted, or is reasonably likely to result, in either a Material Adverse Change with respect to Seller or a Material Adverse Effect with respect to Seller or a material portion of the Purchased Securities.

                                      -21-

         (d) Financial Reporting. The Seller shall maintain a system of accounting established and administered in accordance with GAAP, and shall clearly reflect therein the transfer of Purchased Securities to the Buyers. The
Seller shall furnish to the Agent:

          (i) After the Seller is no longer subject to the reporting requirements of the 1934 Act, within ninety (90) days after the close of each fiscal year, the consolidated, audited balance sheets of Seller as of the end of each fiscal year, and the audited financial statements of income and changes in equity of Seller, and the audited statement of cash flows of
     Seller, for such fiscal year, all in reasonable detail and accompanied by an opinion of an accounting firm as to said financial statements;

          (ii) After the Seller is no longer subject to the reporting requirements of the 1934 Act, within forty-five (45) days after the close of each of the Seller's first three fiscal quarters in each fiscal year unaudited balance sheets and income statements, for the period from the beginning of such fiscal year to the end of such fiscal year, subject, however, to normal year-end adjustments, and certified by an executive officer of Seller;

          (iii) A monthly certification in the form of Exhibit A hereto, duly executed by an executive officer of the Seller; and

          (iv) Promptly, from time to time, such other information regarding the business affairs, operations and financial condition of the Seller as the
     Buyers may reasonably request.

         For so long as Seller is subject to the reporting requirements of the
1934 Act, Seller shall have satisfied its obligations in this Section 14(d), notwithstanding anything herein to the contrary, if Seller shall have provided
Agent access to an internet or intranet website from which such financial information can be readily obtained utilizing a commonly used web browser to print or download an electronic file stored in a commonly used file format containing such form, document or certificate.

         (e) Further Assurances. The Seller shall execute and deliver to the
Buyers all further documents, financing statements, agreements and instruments, and take all further action that may be required under applicable law, or that the Buyers may reasonably request, in order to effectuate the transactions contemplated by this Agreement or, without limiting any of the foregoing, to grant, preserve, protect and perfect the validity and first-priority of the security interests created or intended to be created hereby. The Seller shall do all things necessary to preserve the Purchased Items so that it remains subject to a first priority perfected security interest hereunder. Without limiting the foregoing, the Seller will comply with all rules, regulations, and other laws of any Governmental Authority and cause the Purchased Items to comply with all applicable rules, regulations and other laws. The Seller will not allow any default for which the Seller is responsible to occur under any Purchased Items document or any Program Document and the Seller shall fully perform or cause to be performed when due all of its obligations under any Purchased Items document or the Program Documents.

         (f) True and Correct Information. All information, reports, exhibits, schedules, financial statements or certificates of Seller or any of its
Subsidiaries or any of their officers furnished to Buyers hereunder and during
Buyers' diligence of Seller (when taken as a whole) are and will be true and complete in all material respects and do not and will not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. All required financial statements, information and reports delivered by Seller to Buyers pursuant to any Program Document shall, except as otherwise specifically permitted herein, be prepared in accordance with GAAP, to the extent applicable.

                                      -22-

         (g) Financial Condition Covenants. Seller shall at all times maintain
(i) Unrestricted Cash and Cash Equivalents, on a consolidated basis, of at least
$5,000,000, and (ii) an Adjusted Tangible Net Worth, on a consolidated basis, of not less than $250,000,000.

         (h) Limitation on Distributions. Seller shall have the right to pay dividends in the ordinary course and consistent with past practices and any dividends or distributions required to maintain Seller's status as a REIT.
Seller shall have the right to pay any other dividends and distributions so long as, immediately following such dividend or distribution, Seller remains in compliance with the financial covenants set forth in Section 14(g) and Seller has adequate capital with which to operate its business. Notwithstanding the foregoing, if a Default or Event of Default has occurred and is occurring,
Seller shall not pay any dividends or distributions with respect to any capital stock or other equity interests in Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller, other than dividends or distributions required to maintain Seller's status as a REIT.

         (i) Books and Records. Seller shall, to the extent practicable, maintain and implement administrative and operating procedures (including without limitation, an ability to recreate records evidencing the Purchased
Items in the event of the destruction of the originals thereof), and keep and maintain or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all the Purchased Items. Upon reasonable advance notice from the Agent, Seller shall make any and all such Records available to the Agent to examine any such
Records, either by their own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, and Seller shall permit the Agent or their authorized agents to discuss the affairs, finances and accounts of Seller with its chief operating officer and chief financial officer and to discuss the affairs, finances and accounts of Seller with its independent certified public accountants.

         (j) Reserved.

         (k) Material Change in Business. Seller shall not make any material change in the line of its business as carried on at the date hereof.

         (l) Assignment. Except as permitted herein, the Seller shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in or lien on or otherwise encumber (except pursuant to the Program Documents), any of the Purchased
Securities or any interest therein, provided that this Section shall not prevent any transfer of Purchased Securities in accordance with the Program Documents.

         (m) Reserved.

         (n) ERISA Matters. Seller shall not establish, maintain or contribute to, any Plans or Multiemployer Plans.

         (o) Consolidations, Mergers and Sales of Assets. Seller shall not, (i)
consolidate or merge with or into any other Person, (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person,
(iii) be subject to a Change in Control without prior written notice to Agent,
(iv) form or enter into any partnership, joint venture, syndicate or other combination which would have a Material Adverse Effect; or (v) make any Material
Adverse Change with respect to Seller or Seller's Subsidiaries; provided that
Seller may merge or consolidate with and into a wholly-owned Subsidiary of
Seller or any other Person, if the Seller is the surviving corporation, and if, after giving effect thereto, no Event of Default would exist hereunder.

                                      -23-

         (p) Reports. The Seller shall promptly deliver to the Buyers (unless received from the Buyers) (a) any report received by or required to be delivered by the Seller pursuant to the Governing Agreements at the same time as required thereunder; (b) any notice of transfer of servicing under the Governing
Agreements and (c) any other such document or information as may be reasonably requested by the Buyers from time to time.

         (q) Taxes.

          (i) Seller shall timely pay and discharge or cause to be paid and discharged, when due, all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits or upon any of its property, real, personal or mixed (including without limitation, the
     Purchased Items) or upon any part thereof, as well as any other lawful claims which, if unpaid, might become a Lien upon such properties or any part thereof, in each case, except for any such taxes, assessments and governmental charges or levies as are appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are set aside.

          (ii) Seller shall file on a timely basis all tax and information returns, reports and any other information statements or schedules required to be filed by or in respect of it in any applicable jurisdiction.

         (r) Insurance. Seller will obtain and maintain insurance with responsible companies in such amounts and against such risks as are customarily carried by business entities engaged in similar businesses similarly situated, and will furnish Buyers on request (but in any event no later than fifteen (15)
days following such request) the certificates or other documents evidencing renewal of each such policy.

         (s) Change of Fiscal Year. Seller will not at any time, directly or indirectly, except upon ninety (90) days' prior written notice to Buyers, change the date on which Seller's fiscal year begins from Seller's current fiscal year beginning date.

         (t) Margin Account. Prior to the initial Purchase Date, the Agent shall establish the Margin Account for the benefit of the Buyers. The Seller shall remit all cash and Cash Equivalents paid in satisfaction of a Margin Call pursuant to Section 6(a) directly to the Margin Account. The Margin Account shall be controlled by the Agent and the Seller shall have no rights thereto;
provided that the Seller shall be entitled to (i) any interest earned on the amounts held in the Margin Account, and (ii) upon the satisfaction of all
Obligations owing to Buyers hereunder and the termination of this Agreement, all amounts held in the Margin Account.

15. REPURCHASE DATE PAYMENTS/COLLECTIONS.

         On each Repurchase Date, Seller shall remit or shall cause to be remitted to Buyers the Repurchase Price together with any other Obligations then due and payable.

16. CHANGE OF LAW.

         (a) If Buyers determine that the introduction of, any change in, or the interpretation or administration of any Requirement of Law has made it unlawful or commercially impracticable to engage in any Transactions with a Pricing Rate based on LIBOR, then Seller (i) shall, upon its receipt of notice of such fact and demand from Buyers, repurchase the Purchased Securities subject to the
Transaction on the next succeeding Business Day and, at Seller's election, concurrently enter into a new Transaction with Buyers with a Pricing Rate based on the Prime Rate plus a margin and (ii) may elect, by giving notice to Buyers, that all new

                                      -24-

Transactions shall have Pricing Rates based on the Prime Rate plus a margin. The foregoing margins shall be solely determined and calculated by the Agent in good faith.

         (b) If a Buyer determines in its reasonable discretion that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Buyer's capital or on the capital of any Affiliate of such Buyer as a consequence of such Change in Law on this Agreement, then from time to time Seller will compensate such Buyer or such Buyer's Affiliate, as applicable, for such reduced rate of return suffered as a consequence of such
Change in Law. Such Buyer shall provide Seller with prompt notice as to any
Change in Law. Notwithstanding any other provisions in this Agreement, in the event of any such Change in Law Seller will have the right to terminate all
Transactions then outstanding as of a date selected by Seller, which date shall be prior to the then applicable Repurchase Date and which date shall thereafter for all purposes hereof be deemed to be the Repurchase Date.

17. SUBSTITUTION.

         (a) Seller may, subject to agreement with and acceptance by Buyers as determined in Buyers' reasonable discretion, substitute other assets which are substantially the same as the Purchased Securities (the "Substitute Securities")
for any Purchased Securities. Such substitution shall be made by transfer to the
Agent for the ratable benefit of the Buyers of such Substitute Securities and transfer to Seller of such Purchased Securities. After substitution, the
Substitute Securities shall be deemed to be Purchased Securities.

         (b) In the case of any Transaction for which the Repurchase Date is other than the Business Day immediately following the Purchase Date and with respect to which Seller does not have any existing right to substitute
Substitute Securities for the Purchased Securities, Seller shall have the right, subject to the proviso to this sentence, upon notice to the Agent, which notice shall be given at or prior to 10:00 a.m. (New York City time) on the second preceding Business Day, to substitute Substitute Securities for any Purchased
Securities; provided, however, that the Agent may elect, by the close of business on the Business Day following which such notice is received, or by the close of the next Business Day if notice is given after 10:00 a.m. (New York
City time) on such day, not to accept such substitution. In the event such substitution is accepted by the Agent, such substitution shall be made by
Seller's transfer to the Agent of such Substitute Securities and the transfer by the Agent to Seller of such Purchased Securities, and after such substitution, the Substitute Securities shall be deemed to be Purchased Securities. In the event the Agent elects not to accept such substitution, the Agent shall offer
Seller the right to terminate the Transaction.

         (c) In the event Seller exercises its right to substitute or terminate under subsection (b), Seller shall be obligated to pay to the Agent for the ratable benefit of the Buyers, by the close of the Business Day of such substitution, as the case may be, an amount equal to (A) Buyers' actual cost in bona fide third party transactions (including all fees, expenses and commissions) of (i) entering into replacement transactions; (ii) entering into or terminating hedge transactions; and/or (iii) terminating transactions or substituting securities in like transactions with third parties in connection with or as a result of such substitution or termination, and (B) to the extent
Buyers cannot reasonably enter into replacement transactions, the loss incurred by Buyers directly arising or resulting from such substitution or termination.
The foregoing amounts shall be solely determined and calculated by Buyers in good faith, and such determination shall be binding upon the parties, absent manifest error.

18. REHYPOTHECATION OF PURCHASED SECURITIES.

                                      -25-

         The Agent and the Buyers shall not pledge, hypothecate, assign, transfer or otherwise convey the Purchased Securities prior to the occurrence of an Event of Default hereunder.

19. EVENTS OF DEFAULT.

         With respect to any Transactions covered by or related to this
Agreement, the occurrence of any of the following events shall constitute an
"Event of Default":

         (a) Failure to transfer Purchased Securities. Seller fails to transfer the Purchased Securities to Buyers on the applicable Purchase Date (provided
Buyers have tendered the related Purchase Price);

         (b) Failure to repurchase Purchased Securities. Seller either fails to repurchase the Purchased Securities on the applicable Repurchase Date or fails to perform its obligations under Section 6 hereof;

         (c) Immediate Covenant Default. Seller shall fail to perform, comply with or observe any term, covenant or agreement applicable to Seller contained in any of Sections 14(a)(i), (g), (h), (k), (l) or (o);

         (d) Additional Covenant Defaults. Seller shall otherwise fail to comply with any of the requirements of Section 14(a) (except Section 14(a)(i)) and such default shall continue unremedied for a period of seven (7) Business Days; or
Seller shall fail to perform, observe or comply with any other covenant or agreement contained in the Program Documents and such failure is not cured within fifteen (15) Business Days;

         (e) Representation and Warranty Breach. Any representation or warranty made by Seller (or any of Seller's officers) in the Program Documents or in any other document prepared by Seller pursuant thereto shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated (other than the representations or warranties in Exhibit C hereto which shall be considered solely for the purpose of determining the Market Value with respect to such Purchased Security, unless Seller shall have made any such representations or warranties with the knowledge that they were materially false or misleading at the time made or repeated or deemed to have been made or repeated);

         (f) Appointment of Custodian or Similar Official or Occurrence of Other
Insolvency Events. A custodian, receiver, conservator, liquidator, trustee, sequestrator or similar official for Seller or any of its Subsidiaries, or of any of Seller's or any of its Subsidiaries' Property, is appointed or takes possession of such Property; or Seller or any of its Subsidiaries generally fails to pay Seller's or any of its Subsidiaries' debts as they become due, as applicable, or Seller or any of its Subsidiaries is adjudicated bankrupt or insolvent; or an order for relief is entered under the Federal Bankruptcy Code, or any successor or similar applicable statute, or any administrative insolvency scheme, against Seller or any of its Subsidiaries; or any of Seller's or any of
its Subsidiaries' Property is sequestered by court or administrative order; or a petition is filed against Seller or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, moratorium, delinquency or liquidation law of any jurisdiction, whether now or subsequently in effect; provided that, if any event described in this subsection (f) is not voluntarily caused or consented to by Seller or an applicable Subsidiary a 30-day cure period shall be applicable to stay or discharge such event;

         (g) Filing of Bankruptcy or Similar Proceedings. Seller or any of its
Subsidiaries files a voluntary petition in bankruptcy, seeks relief under any provision of any bankruptcy, reorganization, moratorium, delinquency, arrangement, insolvency, readjustment of debt, dissolution or liquidation law

                                      -26-

of any jurisdiction whether now or subsequently in effect; or consents to the filing of any petition against it under any such law; or consents to the appointment of or taking possession by a custodian, receiver, conservator, trustee, liquidator, sequestrator or similar official for Seller or any of its
Subsidiaries, or of all or any part of Seller's Property; or makes an assignment for the benefit of Seller's or any of its Subsidiaries' creditors;

         (h) Judgments. A final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate (which is not insured) shall be rendered against Seller or any of its Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge)
or bonded, or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof, and Seller or any of its Subsidiaries shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal;

         (i) Condemnation or Other Governmental Action. Any Governmental
Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of Seller or any of its Subsidiaries, or shall have taken any action to displace the management of Seller or any of its Subsidiaries or to curtail its authority in the conduct of the business of Seller, or takes any action in the nature of enforcement to remove, limit or restrict the approval of
Seller or any of its Subsidiaries, as an issuer, buyer or a seller/servicer of the Purchased Securities or similar securities, and such action provided for in this subsection (i) shall not have been discontinued or stayed within 30 days;

         (j) Cross-Default. Seller or any of its Subsidiaries shall be in default under (i) any Indebtedness or Interest Rate Protection Agreement between
Seller or any of its Subsidiaries, on the one hand, and any Buyer or any of
Buyers' Affiliates, on the other hand, or (ii) any Indebtedness of Seller or any of its Subsidiaries which default (1) involves the failure to pay a matured obligation in an amount in excess of $15,000,000, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness;

         (k) Material Adverse Change. Any Material Adverse Change shall have occurred with respect to Seller, in each case as determined by Buyers in their sole good faith discretion; or any other condition shall exist which, in Buyers'
sole good faith discretion, constitutes an impairment of Seller's ability to perform any of its material obligations under any Program Document;

         (l) Inability to Perform, or Repudiation of, Obligations. Seller shall admit in writing its inability to, or intention not to, perform any of Seller's
Obligations.

         (m) Liens. Seller shall grant, or suffer to exist, any Lien on any
Purchased Items (except the Lien in favor of Buyers), or this Agreement shall for any reason cease to create a valid, first priority security interest in any material portion of the Purchased Securities or Purchased Items purported to be covered hereby;

         (n) Enforceability. For any reason, this Agreement at any time shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any Lien granted pursuant thereto shall fail to be perfected and of first priority, or any Person (other than Buyers) shall contest the validity, enforceability, perfection or priority of any Lien granted pursuant thereto, or any party thereto (other than Buyers) shall seek to disaffirm, terminate, limit or reduce its obligations hereunder; or

                                      -27-

         (o) Going Concern. Seller's audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Seller as a "going concern" or a reference of similar import or shall indicate that Seller has a negative net worth or is insolvent.

20. REMEDIES.

         Upon the occurrence, and during the continuance, of an Event of
Default, Buyers, at their option (which option shall be deemed to have been exercised immediately upon the occurrence of an Event of Default pursuant to
Section 19(f), (g) or (l) hereof), shall have any or all of the following rights and remedies, which may be exercised by Buyers; provided that an Event of
Default shall be deemed to be continuing unless expressly waived by the Buyers in writing:

         (a) The Repurchase Date for each Transaction hereunder shall be deemed immediately to occur (except that, in the event that the Purchase Date for any
Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled).

         (b) Seller's obligations hereunder to repurchase all Purchased
Securities at the Repurchase Price therefor on the Repurchase Date in such
Transactions shall thereupon become immediately due and payable; all Income paid after such exercise or deemed exercise shall be retained by Buyers and applied to the aggregate Repurchase Prices and any other amounts owing by Seller hereunder; if Seller does not repurchase the Purchased Securities pursuant to the first clause of this sentence, Seller shall immediately deliver to the Agent for the ratable benefit of the Buyers or its designee any and all original papers, records and files relating to the Purchased Securities subject to such
Transaction then in Seller's possession and/or control; and all right, title and interest in and entitlement to such Purchased Securities shall be deemed transferred to the Agent for the ratable benefit of the Buyers.

         (c) Buyers may (i) sell, on or following the Business Day following the date on which the Repurchase Price became due and payable pursuant to Section
20(b) without notice or demand of any kind, at a public or private sale and at such price or prices as Buyers may reasonably deem satisfactory any or all
Purchased Securities or (ii) on or following such Business Day, in their sole discretion elect, in lieu of selling all or a portion of such Purchased
Securities, to give Seller credit for such Purchased Securities in an amount equal to the Market Value of the Purchased Securities against the aggregate unpaid Repurchase Price and any other amounts owing by Seller hereunder. Seller shall remain liable to Buyers for any amounts that remain owing to Buyers following a sale and/or credit under the preceding sentence. The proceeds of any disposition of Purchased Securities shall be applied first to the reasonable costs and expenses incurred by Buyers in connection with or as a result of an
Event of Default; second to Breakage Costs of cover and/or related hedging transactions; third to the aggregate Repurchase Prices; and fourth to all other
Obligations.

         (d) Buyers may, at their option, enter into one or more Interest Rate
Protection Agreements covering all or a portion of the Purchased Securities, and the Seller shall be responsible for all damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against the Buyers relating to or arising out of such Interest Rate Protection Agreements;
including without limitation any losses resulting from such Interest Rate
Protection Agreements; provided that Seller shall not be responsible for losses on such Interest Rate Protection Agreements arising directly from the gross negligence or willful misconduct of Buyers.

         (e) In addition to all the rights and remedies specifically provided herein, Buyers shall have all other rights and remedies provided by applicable federal, state, foreign, and local laws, whether

                                      -28-

existing at law, in equity or by statute, including, without limitation, all rights and remedies available to a purchaser/secured party under the Uniform
Commercial Code.

         The parties recognize that it may not be possible to purchase or sell all of the Purchased Securities on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Securities may not be liquid. In view of the nature of the
Purchased Securities, the parties agree that liquidation of a Transaction or the underlying Purchased Securities does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Buyers may elect the time and manner of liquidating any Purchased Security and nothing contained herein shall obligate Buyers to liquidate any Purchased Security on the occurrence of an
Event of Default or to liquidate all Purchased Securities in the same manner or on the same Business Day or constitute a waiver of any right or remedy of
Buyers. Notwithstanding the foregoing, the parties to this Agreement agree that the Transactions have been entered into in consideration of and in reliance upon the fact that all Transactions hereunder constitute a single business and contractual obligation and that each Transaction has been entered into in consideration of the other Transactions.

         Seller hereby acknowledges, admits and agrees that Seller's obligations under this Agreement are recourse obligations of Seller to which Seller pledges its full faith and credit. In addition to their rights hereunder, Buyers shall have the right to proceed against any of Seller's assets which may be in the possession of Buyers, any of Buyers' Affiliates or their designee, including the right to liquidate such assets and to set-off the proceeds against monies owed by Seller to Buyers pursuant to this Agreement, without prejudice to Buyers'
right to recover any deficiency, in accordance with the provisions and procedures of Section 25 hereof.

         Buyers may direct all Persons servicing the Purchased Securities to take such action with respect to the Purchased Securities as Buyers determine appropriate.

         Seller shall be liable to Buyers for the amount of all expenses (plus interest thereon at a rate equal to the Default Rate), and reasonable foreseeable consequential damages, including, without limitation, all costs and expenses incurred within 30 days of the Event of Default in connection with hedging or covering transactions related to the Purchased Securities.

         Seller shall cause all sums received by it with respect to the
Purchased Securities to be deposited with Buyers (or such other Person as Buyers may direct) after receipt thereof.

         Buyers shall without regard to the adequacy of the security for the
Obligations, be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession of and protect, collect, manage, liquidate, and sell the Purchased Securities and any other Purchased
Items or any portion thereof, collect the payments due with respect to the
Purchased Securities and any other Purchased Items or any portion thereof, and do anything that Buyers are authorized hereunder to do. Seller shall pay all costs and out-of-pocket expenses incurred by Buyers in connection with the appointment and activities of such receiver.

         Buyers may enforce their rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives, to the extent permitted by law, any right Seller might otherwise have to require Buyers to enforce their rights by judicial process. Seller also waives, to the extent permitted by law, any defense (other than a defense of payment or performance)
Seller might otherwise have to the Obligations, arising from use of nonjudicial process, enforcement and sale of all or any portion of the Purchased Securities and any other Purchased Items or from any other election of remedies. Seller

                                      -29-

recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

         Upon the occurrence, and during the continuance, of an Event of
Default, Buyers shall have, except as otherwise expressly provided in this
Agreement, the right to exercise any of their rights and/or remedies without presentment, demand, protest or further notice of any kind other than as expressly set forth herein, all of which are hereby expressly waived by Seller.

         Seller hereby authorizes Buyers, at Seller's expense, to file such financing statement or statements relating to the Purchased Securities and the
Purchased Items without Seller's signature thereon as Buyers at its option may deem appropriate, and appoints each Buyer as Seller's attorney-in-fact to execute any such financing statement or statements in Seller's name and to perform all other acts which Buyers deem appropriate to perfect and continue the lien and security interest granted hereby and to protect, preserve and realize upon the Purchased Securities and the Purchased Items. This power of attorney is coupled with an interest and is irrevocable without Buyers' consent.

21. DELAY NOT WAIVER; REMEDIES ARE CUMULATIVE.

         No failure on the part of Buyers to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Buyers of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All rights and remedies of Buyers provided for herein are cumulative and in addition to any and all other rights and remedies provided by law, the Program Documents and the other instruments and agreements contemplated hereby and thereby, and are not conditional or contingent on any attempt by Buyers to exercise any of their rights under any other related document. Buyers may exercise at any time after the occurrence, and during the continuance, of an Event of Default one or more remedies, as they so desire, and may thereafter at any time and from time to time exercise any other remedy or remedies.

22. USE OF EMPLOYEE PLAN ASSETS.

         Each Buyer represents and warrants to Seller and Seller represents and warrants to Buyers that (a) it is not and will not be an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section
4975(e)(1) of the Code and (b) it is not using and will not use "plan assets"
within the meaning of 29 C.F.R. ss. 2510.3-101 to engage in the Agreement or any
Transaction hereunder.

23. INDEMNITY.

         (a) Seller agrees to pay as and when billed by Buyers (i) the reasonable fees and out-of-pocket expenses of counsel for Buyers in connection with the preparation, execution, delivery, modification and amendment of this
Agreement (subject to the limitation contained in Section 25 if applicable), with respect to the perfection, protection or preservation of rights or interests, under this Agreement, with respect to negotiations with Seller or with other creditors of Seller or any of its Subsidiaries arising out of any
Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of Buyers in connection with the enforcement of this Agreement, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for Buyers) whether or not the transactions contemplated hereby are consummated; provided that Seller shall

                                      -30-

not be responsible for any such costs or expenses arising directly from the gross negligence or willful misconduct of Buyers.

         (b) Seller agrees to indemnify and hold harmless Buyers and each of their respective Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or other proceeding (whether or not such Indemnified
Party is a party thereto) relating to, resulting from or arising out of Seller's non-performance under any of the Program Documents and all other documents related thereto, any breach of a representation or warranty of Seller or
Seller's officer in this Agreement or any other Program Document, and all actions taken pursuant thereto) the Transactions, the actual or proposed use of the proceeds of the Transactions, this Agreement or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed acquisition, except, in each case, to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Seller also agrees not to assert any claim against Buyers or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the
Transactions, this Agreement or any of the transactions contemplated thereby.
THE FOREGOING INDEMNITY AND AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY APPLIES,
WITHOUT LIMITATION, TO THE NEGLIGENCE (BUT NOT GROSS NEGLIGENCE OR WILLFUL
MISCONDUCT) OF THE INDEMNIFIED PARTIES.

         (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Indemnified Party in respect of which the indemnity provided above may be sought from Seller (the
"Indemnifying Party") each such Indemnified Party shall promptly notify the
Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to the
Indemnified Party and the payment of all expenses and reasonable legal fees;
provided that failure to notify the Indemnifying Party shall not relieve it from any liability it may have to such Indemnified Party except to the extent that it shall be actually prejudiced thereby. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however that the fees and expenses of separate counsel to the Indemnified Party in any such proceeding shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party
has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding or employ counsel satisfactory to the Indemnified Party in any such action or proceeding within a reasonable time after the commencement of such action or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party
shall have been advised in writing by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party which gives rise to a conflict of interest
(in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the
Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the
Indemnified Parties, which firm shall be designated in writing by the
Indemnified Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding

                                      -31-

effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party (to which the Indemnified Party did not consent), but, if settled with its written consent, or if there is a final non-appealable judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this paragraph, the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

         (d) If Seller fails to pay when due any costs, expenses or other amounts payable by it under this Agreement, including, without limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of Seller by Buyers, in their sole discretion and Seller shall remain liable for any such payments by Buyers. No such payment by Buyers shall be deemed a waiver of any of Buyers' rights under the Program Documents.

         (e) Without prejudice to the survival of any other agreement of Seller hereunder, the agreements and obligations of Seller contained in this Section shall survive the payment in full of the Repurchase Price and all other amounts payable hereunder and delivery of the Purchased Securities by Buyers against full payment therefor.

24. WAIVER OF REDEMPTION AND DEFICIENCY RIGHTS.

         Seller hereby expressly waives, to the fullest extent permitted by law, every statute of limitation on a deficiency judgment, any reduction in the proceeds of any Purchased Securities as a result of restrictions upon Buyers contained in the Program Documents or any other instrument delivered in connection therewith, and any right that it may have to direct the order in which any of the Purchased Securities shall be disposed of in the event of any disposition pursuant hereto.

25. REIMBURSEMENT; SET-OFF.

         All sums reasonably expended by Buyers in connection with the exercise of any right or remedy provided for herein shall be and remain Seller's obligation. Seller agrees to pay, with interest at the Default Rate to the extent that an Event of Default has occurred, the reasonable out-of-pocket expenses and reasonable attorneys' fees incurred by Buyers in connection with the preparation, negotiation, enforcement (including any waivers), administration and amendment of the Program Documents (regardless of whether a
Transaction is entered to into hereunder), the taking of any action, including legal action, required or permitted to be taken by Buyers (without duplication to Buyers) pursuant thereto, or any "due diligence" or refinancing or restructuring in the nature of a "workout". If Buyers determine that, due to the introduction of, any change in, or the compliance by Buyers with (i) any eurocurrency reserve requirement or (ii) the interpretation of any law, regulation or any guideline or request from any central bank or other
Governmental Authority (whether or not having the force of law), there shall be an increase in the cost to Buyers in engaging in the present or any future
Transactions, then Seller agrees to pay to Buyers, from time to time, upon demand by Buyers the actual cost of additional amounts as specified by Buyers to compensate Buyers for such increased costs. Notwithstanding any other provisions in this Agreement, in the event of any such change in the eurocurrency reserve requirement or the interpretation of any law, regulation or any guideline or request from any central bank or other Governmental Authority, Seller will have the right to terminate all Transactions then outstanding as of a date selected by Seller, which date shall be prior to the applicable Repurchase Date and which date shall thereafter for all purposes hereof, be deemed to be the Repurchase
Date. In addition, Buyers shall promptly notify Seller if any events in clause
(i) or (ii) of this Section 25 occur.

         In addition to any rights and remedies of Buyers hereunder and by law,
Buyers shall have the right, without prior notice to Seller, any such notice being expressly waived by Seller to the extent

                                      -32-

permitted by applicable law, upon any amount becoming due and payable by Seller under this Agreement, under a Transaction, or under any other agreement between the parties (whether at the stated maturity, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits
(general or special, time or demand, provisional or final), in any currency, cash, the proceeds of the liquidation of the Purchased Securities and Additional
Purchased Securities, any other Purchased Items or its proceeds and all other sums or obligations owed by Buyers, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by
Buyers or any Affiliate thereof to or for the credit or the account of Seller or any Affiliate thereof. Buyers agree promptly to notify Seller after any such set off and application made by Buyers; provided that the failure to give such notice shall not affect the validity of such set off and application.

26. FURTHER ASSURANCES.

         Seller agrees to do such further acts and things and to execute and deliver to Buyers such additional assignments, acknowledgments, agreements, powers and instruments as are reasonably required by Buyers to carry into effect the intent and purposes of this Agreement, to perfect the interests of Buyers in the Purchased Securities or to better assure and confirm unto Buyers their rights, powers and remedies hereunder.

27. ENTIRE AGREEMENT; PRODUCT OF NEGOTIATION.

         This Agreement supersedes and integrates all previous negotiations, contracts, agreements and understandings between the parties relating to a sale and repurchase of Purchased Securities and Additional Purchased Securities
thereto, and it, together with the other Program Documents, each Confirmed
Transaction Notice, and the other documents delivered pursuant hereto or thereto, contains the entire final agreement of the parties. No prior negotiation, agreement, understanding or prior contract shall have any validity hereafter.

28. TERMINATION.

         This Agreement shall remain in effect until the earlier of (i) a
Business Day as the Buyers shall specify in a notice delivered to the Seller within a reasonable time prior to such specified Business Day, or (ii) at
Buyers' option, upon the occurrence of an Event of Default (such date, the
"Termination Date"); provided that in no event shall the Termination Date be more than 364 days after the Effective Date. No such termination shall affect
Seller's outstanding obligations to Buyers at the time of such termination.
Seller's obligations to indemnify Buyers pursuant to this Agreement shall survive the termination hereof.

29. ASSIGNMENT; PARTICIPATIONS.

         (a) The Program Documents are not assignable by Seller. A Buyer, in its sole discretion, may from time to time assign all or a portion of its rights and obligations under this Agreement and the Program Documents; provided, however that if such assignment is not made to an Affiliate of the Buyer, the Buyer must obtain the consent of Seller for such assignment, which consent shall not be unreasonably withheld; and provided further that the Buyer shall maintain, for review by Seller upon written request, a register of assignees and a copy of an executed assignment and acceptance by the Buyer and its assignee (an "Assignment and Acceptance"), specifying the percentage or portion of such rights and obligations assigned. Upon such assignment, (a) such assignee shall be a party hereto and to each Program Document to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of the Buyer hereunder, and (b) the Buyer shall, to the extent that such rights and obligations have been so assigned by it to either
(i) an Affiliate of the Buyer which assumes the obligations of the Buyer or (ii)
to another Person approved by

                                      -33-

Seller (such approval not to be unreasonably withheld) which assumes the obligations of the Buyer, be released from its obligations hereunder and under the Program Documents. Unless otherwise stated in the Assignment and Acceptance,
Seller shall continue to take directions solely from the Agent on behalf of the
Buyers. Subject to the provisions of Section 37, a Buyer may distribute to any prospective assignee any document or other information delivered to the Buyer by
Seller. Notwithstanding any assignment by a Buyer pursuant to this Section 29, the Buyers shall remain liable as to the Transactions.

         (b) A Buyer may sell participations to one or more Persons in or to all or a portion of their rights and obligations under this Agreement; provided, however, that (i) the Buyer's obligations under this Agreement shall remain unchanged, (ii) the Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Seller shall continue to deal solely and directly with the Agent on behalf of the Buyers in connection with the Buyers' rights and obligations under this Agreement.

         (c) The Buyers may, in connection with any participation or proposed participation pursuant to this Section 29, disclose to the assignee or participant or proposed participant, as the case may be, any information relating to the Seller or any of its Subsidiaries or to any aspect of the
Transactions that has been furnished to the Buyers by or on behalf of the Seller or any of its Subsidiaries; provided that such participant agrees to hold such information subject to the confidentiality provisions of this Agreement.

30. AMENDMENTS, ETC.

         No amendment or waiver of any provision of this Agreement nor any consent to any failure to comply herewith or therewith shall in any event be effective unless the same shall be in writing and signed by Seller and Buyers, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

31. SEVERABILITY.

         If any provision of any Program Document is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision of the Program Documents, and each Program Document shall be enforced to the fullest extent permitted by law.

32. BINDING EFFECT; GOVERNING LAW.

         This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns, except that Seller may not assign or transfer any of its rights or obligations under this Agreement,
Confirmed Transaction Notice or any other Program Document without the prior written consent of Buyers. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH,
AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE
CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW).

33. CONSENT TO JURISDICTION.

         SELLER HEREBY WAIVES TRIAL BY JURY. SELLER HEREBY IRREVOCABLY CONSENTS
TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN
THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING
OUT OF OR RELATING TO THE PROGRAM DOCUMENTS IN ANY ACTION OR PROCEEDING. SELLER
HEREBY SUBMITS TO, AND WAIVES ANY OBJECTION SELLER MAY HAVE TO, NON-EXCLUSIVE
PERSONAL JURISDICTION AND VENUE IN THE

                                      -34-

COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE
SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR
RELATING TO THE PROGRAM DOCUMENTS. SELLER HEREBY IRREVOCABLY CONSENTS TO THE
SERVICE OF A SUMMONS AND COMPLAINT AND OTHER PROCESS IN ANY ACTION, CLAIM OR
PROCEEDING BROUGHT BY ANOTHER PARTY IN CONNECTION WITH THIS AGREEMENT OR THE
OTHER PROGRAM DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR
THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS, ON BEHALF OF ITSELF OR ITS
PROPERTY, IN THE MANNER SPECIFIED IN THIS SECTION 33 AND TO SUCH PARTY'S ADDRESS
SPECIFIED IN SECTION 36 OR SUCH OTHER ADDRESS AS SUCH PARTY SHALL HAVE PROVIDED
IN WRITING TO THE OTHER PARTIES HERETO. NOTHING IN THIS SECTION 33 SHALL AFFECT
THE RIGHT OF ANY PARTY HERETO TO (I) SERVE LEGAL PROCESS IN ANY OTHER MANNER
PERMITTED BY APPLICABLE LAW, OR (II) BRING ANY ACTION OR PROCEEDING AGAINST ANY
OTHER PARTY OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTIONS.

34. SINGLE AGREEMENT.

         Seller and Buyers acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other.
Accordingly, Seller and each Buyer agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all
Transactions hereunder, and (ii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfer in respect of any other Transaction hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

35. INTENT.

         Seller and Buyers recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United
States Code, as amended ("USC") (except insofar as the Purchased Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), a "forward contract" as that term is defined in
Section 101 of Title 11 of the USC, and a "securities contract" as that term is defined in Section 741 of Title 11 of the USC (except insofar as the Purchased
Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable).

         It is understood that Buyers' right to liquidate the Purchased
Securities delivered to them in connection with the Transactions hereunder or to exercise any other remedies pursuant to Section 20 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the USC.

36. NOTICES AND OTHER COMMUNICATIONS.

         Except as provided herein, any notice required or permitted by this
Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation (without error message) of such transmission. Any such notice shall be sent to a party at the address or facsimile transmission number set forth below:

                                      -35-

         if to Seller:
                           MortgageIT Holdings, Inc.
                           33 Maiden Lane
                           New York, New York  10038
                           Attention: General Counsel
                           Tel: 212-651-7700
                           Fax: 212-719-0933

         With a copy to:

                           Attention: Michael Zigrossi
                           Tel: 212-651-7774
                           Fax: 212-651-4674

         if to Buyers or Agent:

                           Deutsche Bank Securities Inc.
                           Securitized Products Group
                           60 Wall Street, 19th Floor
                           New York, NY 10005
                           Attn: Vincent D'Amore
                           Tel: 212-250-7328
                           Fax: 212-797-5160

         The financial statements, monthly certifications and other reports and information required to be delivered by Seller to Buyers pursuant to Section 14 of this Agreement shall also be delivered by Seller to Buyers to:

                           Deutsche Bank Securities Inc.
                           Securitized Products Group
                           60 Wall Street, 19th Floor
                           New York, NY 10005
                           Attn: Vincent D'Amore
                           Tel: 212-250-7328
                           Fax: 212-797-5160

as such address or number may be changed by like notice.

37. CONFIDENTIALITY.

         Buyers, Seller hereby acknowledge and agree that (a) all written or computer-readable information provided by one party to any other regarding the terms set forth in this Agreement or the Transactions contemplated hereby and
(b) all information and materials provided by one party to the other (including agents of such party) in connection with this Agreement and the Transactions contemplated hereby which are non-public, confidential or proprietary in nature, and all analyses, compilations, studies or other documents prepared by such party containing such material (the "Confidential Terms") shall be kept confidential and shall not be divulged to any party without the prior written consent of such other party except to the extent that (i) it is necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, (ii) any of the Confidential Terms are in the public domain other than due to a breach of this covenant, (iii) in the event of an Event of Default, Buyers determine such information

                                      -36-

(other than non-public information about Seller) to be necessary or desirable to disclose in connection with the marketing and sales of the Purchased Securities or otherwise to enforce or exercise the Buyers' rights hereunder, (iv)
disclosure is made to the holders of the debt or repurchase obligations of
Seller (provided that any such disclosure shall not identify any Pricing Rate information or any other financial terms under this Agreement), or (v)
disclosure is made subject to a confidentiality agreement in the form attached hereto as Exhibit E that is duly executed by the party receiving the confidential information. The provisions set forth in this Section 37 shall survive the termination of this Agreement.

38. RECORDING OF COMMUNICATIONS.

         Each party (i) consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications in connection with this Agreement or any potential Transactions hereunder between
Affiliates, officers, directors, partners, employees, or agents of the parties,
(ii) waives any further notices of such monitoring or recording, and (iii)
agrees to notify (and, if required by law, obtain to the extent so required, the consent of) its Affiliates, officers, directors, partners, employees and agents of this consent with respect to such monitoring or recording.

39. THE AGENT.

         (a) Appointment. Each Buyer hereby irrevocably designates and appoints
Deutsche Bank Securities Inc. as Agent of such Buyer under this Agreement and the other Program Documents, and each such Buyer irrevocably authorizes Deutsche
Bank Securities Inc., as the Agent for such Buyer, to take such action on its behalf under the provisions of this Agreement and the other Program Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Program Documents, together with such other powers as are reasonably incidental thereto.
Notwithstanding any provision to the contrary elsewhere in this Agreement, the
Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Buyer, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Program Document or otherwise exist against the Agent.

         (b) Delegations of Duties. The Agent may execute any of its duties under this Agreement and the other Program Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         (c) Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i)
liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Program Document (except for its or such Person's own gross negligence or willful misconduct) or (ii)
responsible in any manner to any of the Buyers for any recitals, statements, representations or warranties made by the Seller or any Subsidiary or any officer thereof contained in this Agreement or any other Program Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Program Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Program Document or for any failure of the Seller or any Subsidiary to perform its obligations hereunder or thereunder. Unless otherwise set forth herein or as otherwise directed by Buyers, the Agent shall not be under any obligation to any Buyer to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Program
Document, or to inspect the properties, books or records of the Seller or any
Subsidiary.

                                      -37-

         (d) Reliance by the Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper
Person or Persons and upon advice and statements of legal counsel (including counsel to the Seller), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Program Document unless it shall first receive such advice or concurrence of the Buyers, as it deems appropriate, or it shall first be indemnified to its satisfaction by the Buyers against any and all liability and expense (except to the extent incurred as a result of the Agent's gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Program Documents in accordance with a request of the Buyers, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Buyers and any successor(s) thereto.

         (e) Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default hereunder unless the Agent has received notice from a Buyer or the Seller referring to this Agreement, describing such Default and stating that such notice is a "notice of default".
In the event that the Agent receives such a notice, the Agent shall use its best efforts to give prompt notice thereof to the Buyers; provided, however, that no failure or delay by the Agent in giving such notice shall relieve any Buyer of any obligation hereunder or give rise to any liability of the Agent. The Agent shall take such action with respect to such Default as shall be reasonably directed by the Buyers as appropriate; provided, however that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Buyers or as the Agent shall believe necessary to protect the Buyers' interests in the
Purchased Items.

         (f) Non-Reliance on the Agent and Other Buyers. Each Buyer expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Seller or any Subsidiary shall be deemed to constitute any representation or warranty by the Agent to any Buyer. Each Buyer represents to the Agent that it has, independently and without reliance upon the
Agent or any other Buyer, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition of the Seller and each Subsidiary and made its own decision to make enter into this Agreement and the other Program Document. Each Buyer also represents that it will, independently and without reliance upon the Agent or any other Buyer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Program Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition of the Seller and its
Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Buyers by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Buyer with any information concerning the business, operations, property, condition (financial or otherwise) or prospects of the Seller or any Subsidiary which may come into the possession of the Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         (g) Indemnification. The Buyers agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Seller or its Subsidiaries and without limiting the obligation of such Persons to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs (including the allocated cost of internal counsel), expenses or disbursements of

                                      -38-

any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent, in its capacity as Agent, but not as a Buyer hereunder, in any way relating to or arising out of this Agreement, any of the other Program
Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, however, that no Buyer shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement.

         (h) Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Buyers. If the Agent shall resign as Agent under this Agreement and the other Program Documents, then the Buyers shall appoint a successor agent for the
Buyers, which successor agent shall be approved by the Seller (which consent shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former
Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After any retiring Agent's resignation as Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other
Program Documents.

40. NO PROCEEDINGS

         Seller hereby covenants and agrees (which agreement, shall, pursuant to the terms of this Agreement, be binding upon its successors and assigns) that it shall not institute against, or join any other Person in instituting against, Gemini any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing
 Commercial Paper Note (whether or not issued to fund a Transaction under this
 Agreement) issued by Gemini, as applicable, is paid. Notwithstanding anything in this Agreement to the contrary, any breach of the terms or conditions of this Section 40 shall not be subject to any grace or cure period. The agreements in this Section 40 shall survive the termination of this Agreement and the satisfaction of all Obligations under the Program Documents.

                            [Signature Page Follows]

                                      -39-

                  IN WITNESS WHEREOF, Seller and Buyers have caused their names to be signed to this Master Repurchase Agreement by their respective officers thereunto duly authorized as of the date first above written.

                                MORTGAGEIT HOLDINGS, INC., as Seller

                                By: /s/ Glenn J. Mouridy
                                    ------------------------------------------

                                Name: Glenn J. Mouridy
                                      ----------------------------------------

                                Title: President and CFO
                                       ---------------------------------------

                                DEUTSCHE BANK SECURITIES INC., as Buyer
                                and Agent, as applicable

                                By: /s/ Vincent D'Amore
                                    ------------------------------------------

                                Name: Vincent D'Amore
                                      ----------------------------------------

                                Title: Director
                                       ---------------------------------------

                                By: /s/ John McCarthy
                                    ------------------------------------------

                                Name: John McCarthy
                                      ----------------------------------------

                                Title: Vice President
                                       ---------------------------------------

                                GEMINI SECURITIZATION CORP., LLC as Buyer

                                By: /s/ R. Douglas Donaldson
                                    ------------------------------------------

                                Name: R. Douglas Donaldson
                                      ----------------------------------------

                                Title: Treasurer
                                       ---------------------------------------

                 [Signature page to Master Repurchase Agreement]

                                    EXHIBIT A

                              OFFICER'S CERTIFICATE
                              ---------------------

         I, ___________________, do hereby certify that I am duly elected, qualified and authorized officer of MortgageIT Holdings, Inc. ("Seller"). This
Certificate is delivered to you in connection with Section 14(d)(iv) of the
Master Repurchase Agreement, dated as of May 12, 2006, among MortgageIT
Holdings, Inc., as seller, Deutsche Bank Securities Inc. and Gemini
Securitization Corp., LLC as buyers ("Buyers"), and Deutsche Bank Securities
Inc., as agent for the Buyers (the "Agreement"). I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof,
Seller is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

          (i) Seller has Unrestricted Cash and Cash Equivalents of at least
     $5,000,000;

          (ii) Seller has an Adjusted Tangible Net Worth, on a consolidated basis, of not less than $250,000,000;

          (iii) No Default or Event of Default has occurred or is continuing.
     [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action the
     Seller has taken or proposes to take with respect thereto.]

          (iv) Attached hereto as Schedule 1 is a description of the Purchased
     Securities pending repurchase.

         Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement.

         IN WITNESS WHEREOF, I have signed this certificate and affixed the seal of the Company.

Date:  ______________, 200___

                                       MORTGAGEIT HOLDINGS, INC.

                                       Name:
                                             -----------------------------------

                                       Title:
                                             -----------------------------------
[SEAL]

         I, __________________, _______________ of the Company do hereby certify that ________________ is the duly elected or appointed, qualified and acting
________________ of the Company, and the signature set forth above is the genuine signature of such officer in the date hereof.

                                       Name:
                                             -----------------------------------

                                       Title:
                                             -----------------------------------

                                      -1-

                                   SCHEDULE 1
                                   ----------

                                      -2-

                                    EXHIBIT B

                           FORM OF TRANSACTION NOTICE

Date:  __________, 200_

Deutsche Bank Securities Inc.
Gemini Securitization Corp., LLC
Attn: Frank Grausso
Tel:  (212) 250-7311
Fax: (212) 250-5150

         Transaction No. ______

Ladies and Gentlemen:

        The undersigned executes and delivers this notice ("Notice") pursuant to the requirements of the Master Repurchase Agreement (the "Agreement"), dated as of May 12, 2006, among MortgageIT Holdings, Inc., as seller ("Seller"), Deutsche
Bank Securities Inc. and Gemini Securitization Corp., LLC as buyers
(collectively, "Buyers"), and Deutsche Bank Securities Inc., as agent for the
Buyers (the "Agent"), in connection with the submission for sale on May 12, 2006
(the "Purchase Date") of the Purchased Securities identified on the schedule delivered herewith. All capitalized terms used in this Notice without definition shall have the same meanings herein as they have in the Agreement.

        The Seller hereby represents and certifies to Buyers as follows:

          (i) As of this date, Seller is in compliance with all of the terms and conditions of the Program Documents. The Purchased Securities (are
     being/have been) delivered to Buyers.

          (ii) Except as otherwise previously disclosed in writing to Buyers,
     Seller's representations and warranties set forth in the Program Documents and any other related document are true and accurate in all material respects as of the date of this Notice.

          (iii) The Purchased Securities, which are identified on such schedule, satisfy the requirements of eligibility set forth in the Agreement and all related agreements between Buyers and Seller.

          (iv) Upon payment by Buyers of the Purchase Price in respect of the
     Transaction involving the Purchased Securities, all of the right (including the power to convey title thereto), title and interest in and to the
     Purchased Security and each document with respect thereto, shall be transferred, assigned, set over and otherwise conveyed to Buyers.

          (v) The general terms of the sale are:

          A.   Bond Issuer:_____________
          B.   Series:_____________
          C.   Initial Purchase Date:
          D.   Repurchase Date (which shall not be more than 30 days after the
               Initial Purchase Date):_____________
          E.   Pricing Rate:_____________
          F.   Security Class:_____________

                                      -3-

          G.   Cusip: _____________
          H.   Purchase Price: __% of Market Value
          I.   Principal Amount of Purchased Securities: $_____________
          J.   Purchase Price (Dollar Amount):.$_____________

                                   MORTGAGEIT HOLDINGS, INC., as Seller

                                   By:
                                       -----------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title:
                                          --------------------------------------

                                   Agreed and Accepted by:

                                   DEUTSCHE BANK AG, NEW YORK BRANCH,
                                   as Attorney in Fact for Gemini
                                   Securitization Corp., LLC as Buyer

                                   By:
                                       -----------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title:
                                          --------------------------------------

                                   By:
                                       -----------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title:
                                          --------------------------------------

                                   DEUTSCHE BANK SECURITIES, INC., as
                                   Agent for the Buyers

                                   By:
                                       -----------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title:
                                          --------------------------------------

                                   By:
                                       -----------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title:
                                          --------------------------------------

                                      -4-

                                    EXHIBIT C

             REPRESENTATIONS AND WARRANTIES RE: PURCHASED SECURITIES

         As to each Purchased Security, the Seller shall be deemed to make the following representations and warranties to the Buyers on and as of the Purchase
Date for such Purchased Security and as of each date such Purchased Security is subject to a Transaction hereunder:

         (a) Compliance with Applicable Laws. The Purchased Security has been validly issued, and, to the extent applicable, is fully paid and non-assessable, and the Purchased Security has been offered, issued and sold in compliance with all applicable laws;

         (b) No Encumbrances. Other than with respect to a Transaction contemplated by this Agreement, there are (i) no outstanding rights, options, warrants or agreements for a purchase, sale or issuance, in connection with the
Purchased Security, (ii) no agreements on the part of the Seller to issue, sell or distribute the Purchased Security, and (iii) no obligations on the part of the Seller (contingent or otherwise) to purchase, repurchase, redeem or otherwise acquire any securities or any interest therein (other than from the
Buyers) or to pay any dividend or make any distribution in respect of the
Purchased Security (other than to the Buyers);

         (c) Proper Form. The Purchased Security is a certificated security in registered form, or is in uncertificated form and (i) held through the facilities of a Relevant System, or (ii) registered on the books of the issuer thereof;

         (d) Validity of Governing Agreements. To the best of the Seller's knowledge, each of the Governing Agreements is genuine, and each is the legal, valid and binding obligation of the makers thereof enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Seller has the legal capacity to own, hold and transfer the Purchased Security under the terms of the Governing Agreements. Each of the Governing Agreements is in full force and effect, and, to the Seller's knowledge, the enforceability of each such
Governing Agreement has not been contested by any party thereto;

         (e) Taxable Mortgage Pool. With respect to a Purchased Security, the related Issuer is not a (i) treated as an association taxable as a corporation for federal income tax and relevant state income and franchise tax purposes,
(ii) taxable as a taxable mortgage pool as defined in Section 7701(i) of the
Code or (iii) taxable as a "publicly traded partnership" as defined in Treasury
Regulation section 1.7704-1 for federal income tax purposes and relevant state franchise or income tax purposes.

         (f) Original Terms Unmodified. Except as otherwise disclosed to Agent in writing, the terms of the Governing Agreement and the related Purchased
Security have not been impaired, altered or modified in any material respect;

         (g) No Waiver. The Seller has not waived the performance by any other party of any action, if the failure to perform such action would cause the
Governing Agreement with respect to the Purchased Security to be in default, nor has the Seller waived any default resulting from any action or inaction by such party; and

         (h) Purchased Securities Assignable. Each Purchased Security is
assignable by the Buyers. The Governing Agreements permit the Buyers to sell, assign, pledge or transfer such Purchased Security subject to the satisfaction of certain conditions precedent set forth therein.

                                      D-1

                                    EXHIBIT D

                               FORM OF BOND POWER

         For value received, the undersigned does hereby sell, assign and transfer unto ________________________ $___________________ par amount of the
[name of security], represented by Certificate No. [__] herewith, and all rights thereunder, and does hereby irrevocably constitute and appoint
________________________ attorney to transfer the said Certificate on the books of the related trustee (as defined in said Certificate), with full power of substitution in the premises.

                                          MORTGAGEIT HOLDINGS, INC.

                                          By:___________________________
                                          Name:
                                          Title:
                                          Dated:

                                          Signature Guaranteed

                                          By:___________________________

                                      D-2

                                    EXHIBIT E

                        FORM OF CONFIDENTIALITY AGREEMENT

         In connection with your consideration of a possible or actual acquisition of a participating interest (the "Transaction") in an advance, note or commitment of [______________] ("Buyer") pursuant to a Master Repurchase
Agreement among Deutsche Bank Securities Inc., Gemini Securitization Corp., LLC
and MortgageIT Holdings, Inc. (the "Seller") dated May 12, 2006, you have requested the right to review certain non-public information regarding the
Seller that is in the possession of Buyer. In consideration of, and as a condition to, furnishing you with such information and any other information
(whether communicated in writing or communicated orally) delivered to you by
Buyer or its affiliates, directors, officers, employees, advisors, agents or
"controlling persons" (within the meaning of the Securities Exchange Act of
1934, as amended (the "1934 Act")) (such affiliates and other persons being herein referred to collectively as Buyer "Representatives") in connection with the consideration of a Transaction (such information being herein referred to as
"Evaluation Material"), Buyer hereby requests your agreement as follows:

          1. The Evaluation Material will be used solely for the purpose of evaluating a possible Transaction with Buyer involving you or your affiliates, and unless and until you have completed such Transaction pursuant to a definitive agreement between you or any such affiliate and
     Buyer, such Evaluation Material will be kept strictly confidential by you and your affiliates, directors, officers, employees, advisors, agents or controlling persons (such affiliates and other persons being herein referred to collectively as "your Representatives"), except that the
     Evaluation Material or portions thereof may be disclosed to those of your
     Representatives who need to know such information for the purpose of evaluating a possible Transaction with Buyer (it being understood that prior to such disclosure your Representatives will be informed of the confidential nature of the Evaluation Material and shall agree to be bound by this Agreement). You agree to be responsible for any breach of this
     Agreement by your Representatives.

          2. The term "Evaluation Material" does not include any information which (i) at the time of disclosure or thereafter is generally known by the public (other than as a result of its disclosure by you or your
     Representatives) or (ii) was or becomes available to you on a nonconfidential basis from a person not otherwise bound by a confidential agreement with Buyer or its Representatives or is not otherwise prohibited from transmitting the information to you. As used in this Agreement, the term "person" shall be broadly interpreted to include, without limitation, any corporation, company, joint venture, partnership or individual.

          3. In the event that you receive a request to disclose all or any part of the information contained in the Evaluation Material under the terms of a valid and effective subpoena or order issued by a court of competent jurisdiction, you agree to (i) immediately notify Buyer and the Seller of the existence, terms and circumstances surrounding such a request, (ii)
     consult with the Seller on the advisability of taking legally available steps to resist or narrow such request, and (iii) if disclosure of such information is required, exercise your best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such information.

          4. Unless otherwise required by law in the opinion of your counsel, neither you nor your Representative will, without our prior written consent, disclose to any person the fact that the Evaluation Material has been made available to you.

                                      D-3

          5. You agree not to initiate or maintain contact (except for those contacts made in the ordinary course of business) with any officer, director or employee of the Seller regarding the business, operations, prospects or finances of the Seller or the employment of such officer, director or employee, except with the express written permission of the
     Seller.

          6. You understand and acknowledge that the Seller is not making any representation or warranty, express or implied, as to the accuracy or completeness of the Evaluation Material or any other information provided to you by Buyer. None of the Seller, its respective affiliates or
     Representatives, or any of its respective officers, directors, employees, agents or controlling persons (within the meaning of the 1934 Act) shall have any liability to you or any other person (including, without limitation, any of your Representatives) resulting from your use of the
     Evaluation Material.

          7. You agree that neither Buyer nor the Seller has granted you any license, copyright, or similar right with respect to any of the Evaluation
     Material or any other information provided to you by Buyer.

          8. If you determine that you do not wish to proceed with the
     Transaction, you will promptly deliver to Buyer all of the Evaluation
     Material, including all copies and reproductions thereof in your possession or in the possession of any of your Representatives.

          9. Without prejudice to the rights and remedies otherwise available to the Seller, the Seller shall be entitled to equitable relief by way of injunction if you or any of your Representatives breach or threaten to breach any of the provisions of this Agreement. You agree to waive, and to cause your Representatives to waive, any requirement for the securing or posting of any bond in connection with such remedy.

          10. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the
     State of New York applicable to agreements made and to be fully performed therein (excluding the conflicts of law rules). You submit to the jurisdiction of any court of the State of New York or the United States
     District Court for the Southern District of the State of New York for the
     purpose of any suit, action, or other proceeding arising out of this
     Agreement.

          11. The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon the respective successors and assigns.

          12. If it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that any term or provision hereof is invalid or unenforceable, (i) the remaining terms and provisions hereof shall be unimpaired and shall remain in full force and effect and
     (ii) the invalid or unenforceable provision or term shall be replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of such invalid or unenforceable term or provision.

          13. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to the matters provided for herein. No alteration, waiver, amendments, or change or supplement hereto shall be binding or effective unless the same is set forth in writing by a duly authorized representative of each party and may be modified or waived only by a separate letter executed by the Seller and you expressly so modifying or waiving such Agreement.

                                      D-4

          14. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same Agreement.

         Kindly execute and return one copy of this letter which will constitute our Agreement with respect to the subject matter of this letter.

                                 [NAME OF BUYER]

                                         By:
                                            ---------------------------------
                                         Name
                                         Title:

Confirmed and agreed to

this _____ day of _____________, 200_.

By:____________________________________
Name
Title:

                                      D-5

                                    EXHIBIT F

                           FORM OF REQUEST FOR RELEASE
                           ---------------------------

                                                          Date: __________, ____

         The undersigned, MortgageIT Holdings, Inc. ("Seller"), hereby provides notice of the proposed [repurchase of the below referenced Purchased Securities]
[sale of the below referenced Purchased Securities to ____________________
("Third Party Purchaser")]. Such Purchased Securities have previously been delivered to Deutsche Bank Securities, Inc. and Gemini Securitization Corp., LLC
("Buyers") pursuant to the Master Repurchase Agreement dated as of May 12, 2006
("Repurchase Agreement") made by and among the Seller and the Buyers. The anticipated purchase proceeds to be paid to the Buyers directly are
$[___________]. Capitalized terms not otherwise defined herein are defined in the Repurchase Agreement.

         Seller requests release from Buyers of the following described documentation for the identified Purchased Securities, possession of which shall be delivered to [Seller] [Third Party Purchaser] in connection with the sale thereof:

                      [Description of Purchased Securities]

         Please send the referenced documentation to:

                                    [Address]

MORTGAGEIT HOLDINGS, INC.

By:      _______________________________
Name:    _______________________________
Title:   _______________________________

Acknowledged and Consented to as of this __ day of ________, 200 :

DEUTSCHE BANK SECURITIES, INC.

By:      _______________________________
Name:    _______________________________
Title:   _______________________________

By:      _______________________________
Name:    _______________________________
Title:   _______________________________

GEMINI SECURITIZATION CORP., LLC

By:      _______________________________
Name:    _______________________________
Title:   _______________________________

                                      D-6

                                    EXHIBIT G

                FORM OF THIRD PARTY PURCHASER TRANSMITTAL LETTER
                ------------------------------------------------

                               [Seller Letterhead]

[Third Party Purchaser]

-------------------------------

-------------------------------

Re:
   ----------------------------

Ladies and Gentlemen:

Attached please find those Purchased Securities listed separately on the attached schedule, which Purchased Securities are being delivered to you for purchase.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in that certain Master Repurchase Agreement dated as of May 12, 2006
("Repurchase Agreement") made by and among MortgageIT Holdings, Inc. ("Seller"), and Deutsche Bank Securities, Inc. and Gemini Securitization Corp., LLC
("Buyers").

Each of the Purchased Securities is subject to an ownership and/or security interest in favor of the Buyers, which security interest shall be automatically released upon remittance of the purchase price for such Purchased Securities
(the "Payoff Amount") by wire transfer to the following account:

                               WIRE INSTRUCTIONS:

                               [Buyers to provide]

Upon receipt by Buyers of the Payoff Amount, Buyers will promptly release the
Purchased Securities to you and will release all ownership and security interest therein.

Very truly yours,

MORTGAGEIT HOLDINGS, INC.

By:      _______________________________
Name:    _______________________________
Title:   _______________________________

RECEIPT ACKNOWLEDGED:
--------------------

[THIRD PARTY PURCHASER]

By:      _______________________________
Name:    _______________________________
Title:   _______________________________
Date:    ________________

                                      D-7

                                    EXHIBIT H

                        CERTIFICATE OF NON-FOREIGN STATUS
                        ---------------------------------

         This Certificate of Non-Foreign Status ("certificate") is delivered pursuant to [Section 3.02] of the [Trust Agreement, dated as of ____________]
(the "Trust Agreement"), among [MortgageIT Securities Corp., as Depositor,
Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, National
Association, in its capacity as Securities Administrator, as Certificate
Registrar and Certificate Paying Agent], in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner for
U.S. federal income tax purposes (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the Certificates, Series [_____] (the "Certificate").
Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

         Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III. In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder. To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the
Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I.  Complete Either A or B

          A. Individual as Beneficial Owner

               1.   I am (The Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

               2.   My (The Beneficial Owner's) name and home address are:

                    ------------------------

                    ------------------------

                    ------------------------; and

               3.   My (The Beneficial Owner's) U.S. taxpayer identification
                    number (Social Security Number) is                         .
                                                      -------------------------

                                      D-8

         B. Corporate, Partnership or Other Entity as Beneficial Owner

               1.   (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as
                    those terms are defined in the Code and Treasury
                    Regulations;

               2.   The Beneficial Owner's office address and place of
                    incorporation (if applicable) is

                    ------------------------; and

               3.   The Beneficial Owner's U.S. employer identification number
                    is                      .
                      ----------------------

Part II. Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this certificate has been made in reliance upon information contained in:

                            an IRS Form W-9
                  ---------

                            a form such as this or substantially similar
                  ---------

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in
Beneficial Owners, the undersigned agrees to submit a new Certificate of
Non-Foreign Status to the Trust promptly after such change.

Part III. Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

                                      D-9

         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

---------------------------------
Name

---------------------------------
Title (if applicable)

---------------------------------
Signature and Date

*Note: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                      D-10

                                    EXHIBIT I

                   FORM OF RULE 144A INVESTMENT REPRESENTATION
                   -------------------------------------------

             Description of Rule 144A Securities, including numbers:

             -------------------------------------------------------

             -------------------------------------------------------

             -------------------------------------------------------

             -------------------------------------------------------

         The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the
"Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the
Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A
Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the
Rule 144A Securities under the Securities Act of 1933, as amended (the "1933
Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule
144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Owner
Trustee, the Certificate Registrar and the Depositor (as defined in the [Trust
Agreement (the "Agreement"), dated as of ____________], among [MortgageIT
Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee, and
Wells Fargo Bank, National Association in its capacity as Securities
Administrator, as Certificate Registrar and Certificate Paying Agent]) pursuant to Section [3.04] of the Agreement and Deutsche Bank National Trust Company, as
indenture trustee, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has been furnished with all information regarding the
     Rule 144A Securities that it has requested from the Seller, the Indenture
     Trustee, the Owner Trustee or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
     Securities, any interest in the

                                      C-1

     Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule
     144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the
     1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
     2. The Buyer is aware that the sale to it is being made in reliance on Rule
     144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         3. The Buyer warrants and represents to, and covenants with, the
Seller, the Indenture Trustee, Owner Trustee, the Certificate Registrar, Master
Servicer and the Depositor that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")),
which (in either case) is subject to ERISA or Section 4975 of the Code (both a
"Plan"), and (B) is not directly or indirectly purchasing the Rule 144A
Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any
Person acting on behalf of any Plan, will not be made unless such Plan delivers an opinion of its counsel, addressed and satisfactory to the Certificate
Registrar, the Owner Trustee, the Master Servicer, the Seller, the Servicer and
the Depositor, to the effect that the purchase and holding of the Rule 144A
Securities by, on behalf of or with "plan assets" of any Plan is permissible under applicable law, would not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code, and would not subject the Depositor, the Owner Trustee, the Securities Administrator, the Certificate Registrar, the
Seller, the Servicer or the Master Servicer to any obligation or liability
(including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Securities Administrator, the
Certificate Registrar, the Seller, the Servicer or the Master Servicer.

         4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

---------------------------------       --------------------------------

                                      C-2

Print Name of Seller                      Print Name of Buyer

By:                                       By:
   --------------------------------          --------------------------------
   Name:                                     Name:
   Title:                                    Title:

Taxpayer Identification:                  Taxpayer Identification:

No.                                       No.
   --------------------------------          --------------------------------
Date:                                     Date:
     ------------------------------            ------------------------------

                                      C-3

                                                            ANNEX 1 TO EXHIBIT I
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief
Financial Officer, Senior Vice President or other executive officer of the
Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities
Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____ (1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___      Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___      Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___      Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or
         Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b)
         has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___      Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___      Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___      State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___      ERISA Plan. The Buyer is an employee benefit plan within the meaning of
         Title I of the Employee Retirement Income Security Act of 1974.

----------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                      C-4

___      Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___      SBIC. The Buyer is a Small Business Investment Company licensed by the
         U.S. Small Business Administration under Section 301(c) or (d) of the
         Small Business Investment Act of 1958.

___      Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___      Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of
         1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit Notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the
Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the
Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

_____           _____       Will the Buyer be purchasing  the Rule 144A
 Yes              No        Securities  only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule
144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                                      C-5

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                         --------------------------------
                                         Print Name of Buyer

                                         By:
                                              ---------------------------
                                              Name:
                                              Title

                                         Date:
                                              ---------------------------

                                      C-6

                                                            ANNEX 2 TO EXHIBIT I

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

              [For Buyers That Are Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief
Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a
"qualified institutional buyer" as that term is defined in Rule 144A under the
Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii)
as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

____     The Buyer owned $            in securities (other than the excluded
         securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
         144A).

____     The Buyer is part of a Family of Investment Companies which owned in
         the aggregate $            in securities (other than the excluded
         securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
         144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit Notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the
Buyer's own account.

         6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                      C-7

                                           -------------------------------------
                                           Print Name of Buyer

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           IF AN ADVISER:

                                           -------------------------------------
                                           Print Name of Buyer

                                           Date:
                                                --------------------------------

                                      C-8

                                    EXHIBIT J

                              FORM OF ERISA LETTER
                              --------------------

                                     [DATE]

[Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890]

[Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479]

         Re:  Proposed Transfer of Trust Certificates,
              MortgageIT Trust 200[_]-[_] (the "Certificates")
              ------------------------------------------------

Gentlemen:

         This certification is being made by (the "Transferee") in connection with the proposed Transfer by MortgageIT Holdings, Inc. (the "Transferor") of a
trust certificate (the "Trust Certificate") representing __% fractional undivided interest in MortgageIT Trust 200[_[-[_] (the "Trust") created pursuant to a [Trust Agreement, dated as of __________] (as amended, being referred to herein as the "Trust Agreement") among [MortgageIT Securities Corp. (the
"Company"), Wilmington Trust Company, as Owner Trustee (the "Owner Trustee") and
Wells Fargo Bank, National Association, in its capacity as Securities
Administrator, as certificate registrar and certificate paying agent (the
"Certificate Registrar")]. Initially capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement. The Transferee hereby certifies, represents and warrants to, and covenants with, the Company, the Owner Trustee and the Certificate Registrar that:

         (i) either (a) or (b) is satisfied, as marked below:

                  ___ a. The Transferee is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended
         ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person
         acting, directly or indirectly, on behalf of any such plan or any
         Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29
         C.F.R. ss.2510.3-101; or

                  ___ b. The Transferee is an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended
         ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person
         acting, directly or indirectly, on behalf of any such plan or any
         Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29
         C.F.R. ss.2510.3-101 and will provide the Depositor, the Owner Trustee, the Securities Administrator, the Certificate Registrar and the Master
         Servicer with an Opinion of Counsel, satisfactory to the Depositor, the
         Owner Trustee, the Securities Administrator, the Certificate Registrar
         and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Transferor is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments)

                                      F-1

         and will not subject the Depositor, the Owner Trustee, the Securities
         Administrator, the Certificate Registrar, the Seller, the Servicer or
         the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Securities
         Administrator, the Certificate Registrar, the Seller, the Servicer or
         the Master Servicer; and

         (ii) the Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph.

                                         Very truly yours,

                                         By:    _____________________________
                                         Name:  _____________________________
                                         Title: _____________________________

                                      F-2

                                   SCHEDULE 1

                                LEGAL PROCEEDINGS

         On February 16, 2006, EMC Mortgage Corp. ("EMC") filed suit against
MortgageIT, Inc. ("MortgageIT") in the 95th Judicial District Court of Dallas
County, Texas. This suit alleges, among other things, that MortgageIT is obligated to repurchase from EMC approximately $70.5 million in sub-prime mortgage loans sold to EMC pursuant to a Mortgage Loan Purchase and Interim
Servicing Agreement dated January 1, 2003, as amended, due to alleged breaches of representations and warranties as well as alleged early payment default repurchase obligations with respect to such loans. The case was subsequently removed to the U.S. District Court for the Northern District of Texas, Dallas
Division. MortgageIT is in the process of evaluating the claims and potential counterclaims, and intends to vigorously defend the suit. At this stage of the proceedings, it is not possible to predict the outcome of this litigation.

         On September 29, 2004, as amended on October 12, 2004, an action was filed in the U.S. District Court for the Southern District of New York against our subsidiary, MortgageIT, and IPI Skyscraper Mortgage, which was, at the time, a subsidiary of, and has now been merged with and into, MortgageIT. The case was filed by four former loan officers of a MortgageIT branch in Newburgh, New York, and seeks to recover allegedly unpaid minimum wage and overtime under both federal and New York labor laws. The case was filed as a putative class action;
a motion for certification of a class under New York law and for collective action under federal law was filed on March 11, 2005. We opposed the motion, which remains pending, and we are vigorously asserting our defenses in this action. At this stage of the proceedings, it is not possible to predict the ultimate outcome of this litigation.

                                      F-3

                                   SCHEDULE 2

                        LIST OF DELAWARE STATUTORY TRUSTS

MortgageIT Trust 2004-1
MortgageIT Trust 2004-2
MortgageIT Trust 2005-1
MortgageIT Trust 2005-2
MortgageIT Trust 2005-3
MortgageIT Trust 2005-4
MortgageIT Trust 2005-5

                                      F-4